SEMI-ANNUAL REPORT                                               MARCH 31, 2003


                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                            PRUDENT SAFE HARBOR FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

PRUDENT BEAR FUNDS, INC.

                                                                    May 23, 2003

Dear Shareholder,

The Prudent Bear Fund No-Load shares returned -7.72% for the six months ending March 31, 2003 while the S&P 500 gained 5.02% and the NASDAQ advanced by 14.43%. Consistent with our investment philosophy, the fund held more short than long equity positions throughout the period. Although the fund maintains a more conservative posture as we approach summertime, the fund remains far more short than long as we are convinced that the secular bear market has further to run. We will increase exposure to the market in general, and to the most overvalued sectors in particular, once we believe the risk of continued sharp rallies has been reduced.

The Prudent Safe Harbor Fund returned 7.17% for the six months. The fund benefited from a weakening dollar, but was hurt somewhat by the decline in gold stocks in the first quarter. Although gold held steady throughout most of the period in review, gold stocks largely remained in a consolidation phase. In part, this reflects industry specific problems. But the relatively poor performance of gold shares in the first quarter of 2003 reflects a prevailing skepticism in regard to the underlying sustainability of today's gold price rise. We tend to view such skepticism positively, as it is the reciprocal of the prevailing optimism for equities in general. If equities as a whole still have to fall down a "slope of hope," we suspect that gold shares are still climbing the proverbial "wall of worry" characteristic of the early stages of a new bull market. Consequently, we expect this anomaly to be resolved in favor of our gold holdings in the months ahead.

We have chosen to change the name of the Prudent Safe Harbor Fund to the Prudent Global Income Fund, effective May 30, 2003. We are making this name change because it more accurately describes the Fund. Our philosophy and tactics have not changed.

DANGEROUS BUBBLES

Our economy and financial system are now in the midst of a gigantic "reliquification" that is similar to the period following the Russia/LTCM collapse in the autumn of 1998. The financial sector is expanding recklessly, with extraordinary credit growth, credit market speculation, and consequent financial system over-liquidity. The 1998/99 reliquification provided the necessary fuel to propel the technology and stock markets into the precarious "blow-off" stage of terminal excess. And, importantly, these inflationary manifestations were magnets for global speculative finance, inciting a run up in the dollar as well. We believe that we're now in a similar reliquification period in an effort to sustain three unsustainable bubbles as Doug Noland our strategist has defined them. First, there remains an unprecedented speculative bubble in the U.S. Credit Market (as evidenced by leveraged holdings of agencies, mortgage-backs, corporates, Treasuries, etc.). Second, there is an unparalleled Mortgage Finance Bubble, which is fueling destabilizing housing inflation, over-consumption, and severe distortions to the nature of lending, spending and investing. And, third, we are in the midst of an historic "Structured Finance" Risk Intermediation Bubble facilitated by the Government Sponsored Enterprises (GSEs), credit insurers, derivatives markets, Wall Street firms, and hedge funds. These are categorically bubbles because we feel they will implode the day additional credit and speculative excess is no longer forthcoming.

Today, the Fed's egregiously inflationary monetary policy can only exacerbate - and in no way rectify - these historic bubbles. As the governor of monetary stability, the Fed remains hopelessly lost nurturing disastrous credit and speculative excess. There is no mystery surrounding dollar weakness and ongoing vulnerability. However, the Fed obstinately refuses to admit its mistakes or cut its losses, and we fully expect the sinking dollar to incite unpredictable inflationary manifestations.

GASOLINE ON THE FIRE

Looking back, HSBC's acquisition of troubled Household International in October 2002 was a seminal event with respect to tranquilizing acute financial fragility. More recently, the market witnessed faltering subprime auto lender AmeriCredit attain $1 billion of desperately needed funding. AmeriCredit's stock subsequently rose five-fold from its March 2003 low. Desperate subprime credit card company Metris then received an $850 million funding arrangement from its bankers. These events signaled that the corporate bond liquidity spigot remained wide open for both stable and troubled companies. This was confirmed by the flood of money into high-yield bonds, with more than $10.5 billion of inflows in the this year's first quarter, only about $1.1 billion short of the total for all of 2002. Bloomberg's tally of total U.S. domestic debt sales through April is up 24% from last year at $745 billion and junk bond issuance is strong. U.S. asset-backed issuance in the first quarter of 2003 surged to $127.2 billion, up more than 20% from the previous year. Dow Jones reported that emerging-market bond funds posted record inflows recently, with year-to-date flows already double the amount for all of 2002.

We have also witnessed an all-encompassing collapse in global risk premiums, and the riskier the asset class the more dramatic has been the market's revaluation. Emerging market spreads have collapsed. Credit default swap prices remain in retreat virtually across the board.

MORTGAGE DEBT EXCESS

However, the truly extraordinary growth in credit is taking place in the mortgage area. We're in the midst of record mortgage credit creation and record asset-backed issuance. The household sector remains captivated by housing as a "risk free" investment, while inflating home equity is recognized as the preferred source for permanent wealth creation to be tapped at will. Certainly the mortgage industry has stood ready to extend credit to homeowners as if there was never a risk of a decline in home prices.

The household sector has fully discovered the "wealth creating" power ("homes for the long-term") of aggressive mortgage borrowing. Correspondingly, virtually the entire U.S. financial sector has recognized that there is one special sector that affords easy profit growth and minimal risk. There are "nonprofit" groups springing up all over to provide down payment assistance to those with no savings, while lending standards could not be easier for those wishing to use inflated home equity to trade up. Franklin Raines endeavors to grow Fannie Mae by more than double-digits through the end of the decade. And, importantly, the expanding national homebuilders have unlimited access to cheap finance, in one more extraordinary development that we can credit to contemporary structured finance.

In short, these are exceedingly powerful forces, with the mortgage finance arena retaining a strong inflationary bias. Mortgage finance has definitely been the "epicenter" for credit growth, as well as a sector quite susceptible to lending and speculative excess.

This extraordinary credit growth has led to a trade deficit of 5% of GDP, sending these funds to export-driven nations, which recycle them back into U.S. securities, often agency and mortgage-backs. Only this "virtuous circle" has permitted the headlong expansion of GSE balance sheets and guarantees over the last several years. That expansion, driven by a series of rate cuts, has been the driving force for reliquification in the economy, including the bubble in housing prices that has permitted massive equity extraction via refinancings. These "cash-outs" have been the KEY force in sustaining consumer spending. Michael Williams, president of Fannie Mae's eBusiness division, recently told American Banker magazine1<F1>: "Last year, close to 10 million homeowners refinanced their mortgages. They cashed out almost $200 billion of their accumulated home equity, far exceeding any previous record. Low mortgage rates and rising home values made cash-out refinancing attractive. _originations in 2002 topped $2.6 trillion - more than two and a half times the 1993 level." For 2003, mortgage originations are now expected to exceed $3 trillion. It is estimated that approximately 65% of that total will be due to mortgage refinancings.

Fannie Mae's phenomenal growth rates over the last few months are indicative of the extreme excesses throughout mortgage finance. Total business volume (mortgage purchases) rose to a record high of $139 billion, or almost $1.7 trillion annualized, during the month of April. Outstanding mortgage-back securities grew at the highest rate in a decade, at a compound annual rate of 67.6%, with year-to-date growth through April of 41.7%. Fannie's total book of business (mortgages held and guaranteed mortgage-backs in the marketplace) has expanded at a 27.6% annualized rate over four months to $1.974 trillion.

These credit excesses continue to inflate the housing market. According to first quarter data from National Association of Realtors, median prices nationally were up 7% year-over-year to $161,500 (up 15.6% over two years). Median Prices rose 16.7% in the Northeast, Philadelphia 25.7%, Providence, RI 25.7%, Orange County, CA 20.5%, San Diego, CA 19.5%, Nassau/Suffolk, NY 17.6%, and Los Angeles 16.2%. Of the more than 120 metropolitan areas, only eight showed year-over-year declines. Only three had price drops of more than 2%, with the worst performer (Chattanooga, TN) down just 4.4%.

However, there are potential problems on the horizon for housing. Home ownership is at record levels; the inventory of unsold homes is expanding, there are rising foreclosures and delinquencies nationally, and there are clear signs of problems in some markets (Denver, Dallas and, increasingly, the Midwest). And with stagnant job growth, there is reason to question the strength of future housing demand. Some even go so far as to claim that "deflation" is already impacting the housing sector but we don't see that yet with the recent housing price data above, and certainly not in lending data.

WHERE'S THE BEEF?

So, why is the economy not performing well with interest rates at 40-year lows and with such aggressive credit accommodationo We are seeing private payrolls declining steadily and sharply, durable goods orders continuing to slump, the unfilled orders decline accelerating, nominal shipments of capital goods sagging, and nominal retail sales at chain stores stagnant year-over-year. We believe the simple answer is well explained by the enormous debt weighing down the corporate and household sectors. Yet, as risk aversion has all but evaporated, credit availability could not be easier for most households, the vast majority of businesses, and all financial speculators. We may ask, is the economy's recent poor performance then somewhat of a lagging indicator, with previous tightened credit conditions still weighing on confidence and pressuring the economy? More likely, the economy and financial markets simply are requiring greater and greater credit excess to keep humming.

As a result, we face the anomaly of an extraordinarily energized financial sphere, on the one hand, and a despondent economic sphere on the other. A veritable boom in corporate debt issuance does little to incite a bounce in capital spending. And for the American consumer, it appears that each new leg of refinancing activity is yielding correspondingly less economic bang for the buck. This is despite the fact that consumer confidence measures have recovered a significant part of their earlier decline in response to the positive outcome of the war in Iraq. The "Baghdad bounce" appears to have confirmed the view of many economic commentators (including the Fed Chairman) that winning the Iraq war handily would buoy the sentiments of U.S. consumers, corporations and investors. This would then lead to a 2-3 month window (at a minimum) where consumer and corporate spending would surge and stock prices would rally. While the markets have thus far cooperated, the economy remains unexciting and unimpressive in terms of recent performance.

It is today difficult to imagine that the economy will not respond somewhat to the accommodative financial environment. However, such is the state of our debt-addled economy that it requires increasingly extreme monetary and fiscal stimulus to generate even a tepid economic response. There's no good news here, only a postponement of the day of reckoning. And while we can envision a scenario where a faltering consumer sector leads the economy into recession, we can just as easily imagine the abundant financial fuel sparking the economy.
The latter could actually prove the most problematic scenario. After all, the markets have come to discount easy money and abundant liquidity forever. In our view, the credit market is today hostage to unprecedented speculating, leveraging and hedging excess. In addition, we would not expect the distorted economy to react to extreme financial stimulation in a balanced and sustainable manner, but rather quite to the contrary.

The bottom line is that the credit system remains extraordinarily over-liquefied, with investors and the momentous speculating community chasing performance and desperate for yield. What we view as a precarious mortgage finance bubble blow-off continues. And despite the recent fixation on "deflation," an inflationary bias is sustained throughout some key sectors of the economy including defense, government, healthcare, home construction, and financial services. Yes, there are factors supporting an economic bounce, yet there is this nagging and critical issue of the vulnerable American consumer. We have reached the point where a hardy consumer sector demands a continuation of declining mortgage rates, housing inflation and, perhaps, a boost of confidence that only rising stock prices can provide. A lot has to go right, but the financial markets do for now appear accommodative.

POSTPONING THE INEVITABLE

Under the guise of fighting the evil of "deflation," the Fed has signaled to the marketplace that they are doing and will do everything in their power to bankroll the continued credit and speculative excesses required to sustain the U.S. Bubble. The Greenspan Fed is determined to nurture leveraged speculation, they will buttress any cracks in the frail foundation of the structured finance bubble, and they will stand fully behind the daisy chain of institutions comprising our contemporary credit system. They will disregard all excesses and ignore escalating financial and economic imbalances and distortions. And, in a seminal departure from established and prudent central banking, they have intimated that they will in no way move to assuage credit, speculative, or liquidity excesses to defend a sinking dollar. In short, the Fed this past autumn initiated a guarantee that it would not allow the runaway U.S. credit boom to wane, let alone go bust. This is a truly historic decision, but it is one that we believe will eventually end in disaster. We are not witnessing a replay of 1991's commencement of an historic financial and economic bubble, but 2003's desperate and ill-advised efforts to sustain it.

Sustaining the bubble requires enormous, continuous credit growth. As mentioned before, the epicenter for this credit growth has come in the mortgage area recently. Inflated housing prices, especially the conspicuous bubbles in California and the East coast, now demand unrelenting lending excess. Nationally, free-flowing mortgage credit is necessary to sustain boom-time consumption. And, importantly, mortgage credit has become the key liquidity source for the speculative financial markets. For now, "reflation" appears to be working, at least sufficiently to prolong the great credit bubble. But there is no escape afforded through the massive inflation of non-productive credit. There is no escaping the damage inflicted upon the real economy. And there is no possibility for miraculously circumventing acute financial fragility. The dollar remains the obvious weak link, but the highly over-leveraged and speculation-rife credit market bears watching.

And while today's historic bubble has been near death on several occasions (this past autumn the latest, and perhaps most serious), today it appears more impervious than ever. And yet this is perfectly consistent with speculative market dynamics. Recall how surviving the late-1998 crisis emboldened "animal spirits" sufficiently to set the stage for the NASDAQ/technology blow-off which ended in disaster for many. Clearly, credit market speculators are today thoroughly emboldened, and never before has a central bank so explicitly conveyed the convergence of mutual interests they share with the speculating community. It does appear that the Fed has set the stage for one final period of parabolic credit excess.

But this scenario appears to have set the course for a DOLLAR DISASTER. This unrelenting mortgage credit excess is fueling dreadful trade deficits, and it is today difficult to see this circumstance changing any time soon. March's trade deficit of $43.5 billion was up 33% from the year earlier. Goods imports were 81% larger than exports during the month. Crude oil imports were up 77% year-over-year. Year-to-date, our trade deficit with China is up 30%. Incredible credit growth is causing the inflation of American dollar financial claims to accelerate, underpinned by little in the way of true economic wealth creation. ASSET INFLATION IS NOT WEALTH CREATION, BUT ONLY A SEDUCTIVE AND ADDICTIVE NARCOTIC. For the first time ever in the history of economic thinking, economists - that is, American economists - are claiming that growing asset prices represent valid wealth creation.

We have again witnessed what at times appears a return to endless liquidity, while last year's acute financial fragility has slipped into hibernation. Meanwhile, the non-dollar world has seemingly become the oyster for an energized and emboldened speculator community. The torrent of liquidity emanating from the U.S. credit system in the thick of historic excess sees growing flows exiting the dollar in an endless pursuit of higher returns. Dollar selling begets dollar asset underperformance that begets even more dollar selling. And the more liquidity that flows to markets such as gold and basic commodities, or economies such as Brazil and Russia, the better these asset classes appear in comparison to dollar instruments.

And with the Fed's current deflation-fighting mandate stoking over-liquefied markets globally, we believe that dollar weakness will only exacerbate credit excess and self-reinforcing dollar devaluation. If our authorities believe that the sinking dollar will settle at some level of "fair value," they surely don't appreciate the dynamics of runaway credit inflation, consequent currency debasement, and speculative bubbles. Perhaps Washington actually believes that a weakening dollar is a good thing and that it will help us get out of our mess. It's not and it won't.

All the Greenspan Fed can do today is postpone the day of reckoning and hope for a miracle. The unconventional policy options publicly floated by the Fed moves the central bank further in the direction of perpetuating a financial horror show; a central bank trapped in a credit bubble of their own creation. Mr. Greenspan would undoubtedly like to buy the economy some time as another refi wave works its way through the economy for a quarter or two, perhaps on the hope that this is all the time required to bridge the economy over to robust capital spending. But the reality is that the U.S. central bank's egregious policies, no matter how unorthodox, can only exacerbate, not rectify, the extreme stresses now apparent in every aspect of the American financial system.

INFLATION VS. DEFLATION

Many capable analysts take a careful look at the world and see unmistakable and broadening downward pricing pressures, especially in the goods sector. They also correctly see great price risk associated with inflated asset markets, especially real estate. But at the same time, diligent credit analysis brings to light today's unprecedented household debt growth, enormous government deficits, unparalleled credit market speculation, and the resulting inflationary manifestations - asset bubbles, endemic trade deficits and extreme divergences in relative prices throughout the economy.

Certainly, there is a strong inflationary bias in the government sector and throughout healthcare and energy, which we expect to continue. And while a deranged credit system runs completely out of control, it is suggested that the Fed's primary responsibility is to fight some phantom "deflation" risk and soundly beat it like they are said to have whipped inflation.

It would be a strange deflation, however, that would give rise to today's rampant credit excess, the faltering dollar, rising energy and import prices, surging insurance and healthcare costs and generally rising consumer prices. Rather, we would normally expect such signals of heightened inflation to push interest rates higher and pose heightened risk to Wall Street. Yet rising rates would immediately place the leveraged speculators and Wall Street's momentous credit market (and derivative) bubble in serious jeopardy. So, propaganda and disinformation have become the order of the day. We should expect to read a lot more about the nebulous deflation risk from Wall Street and listen to increased chatter from the Fed about how they could move to "peg" long-term interest rates if necessary. And we expect credit and speculative excess to run absolutely wild, with additional deleterious effects on the real economy. Mortgage finance and housing markets could go to even greater levels of excess. Financial sector expansion could become even more extreme and dangerous, and our trade and fiscal deficits could continue to balloon. The Fed will likely find such a scenario acceptable as long as the core PCE deflator stays below a few percent.

Many, apparently including Mr. Greenspan, believe that the Great Depression's devastating deflation could have been avoided simply by creating additional money supply. After all, why would it not have been possible for the Fed to simply create new money and recapitalize the faltering banking system and reliquefy the economyo Certainly, our contemporary financial system retains the will and capacity to inflate money and credit.

But what about the reasons that inflation will not prove to be the magic elixiro We are today witnessing how even alarming quantities of new credit have only had a muted impact on the aged bubble economy (Credit growth vs. GDP growth). We are witnessing how this newly created finance is spread quite unevenly over the real economy (housing vs. manufacturing). We are witnessing irregular effects on "investment" (millions of new residences while our goods-producing capacity is gutted). We are witnessing how credit inflation has disparate influences on prices (oil vs. semiconductors). We are witnessing how credit inflation has a quite uneven influence on income (mortgage brokers/attorneys/real estate agents vs. manufacturers). We are witnessing how continued ultra-easy money has its greatest impact on inflating the size and destabilizing influence of the leveraged speculating community ("money" continues to flood into the hedge fund community). We are witnessing how continued rampant credit inflation has a much greater impact on the animated financial sphere (inciting speculation) than it does on the despondent economic sphere (spurring sound investment). We are witnessing how this newly created finance gravitates specifically to inflating asset classes (real estate, mortgage-backs, agencies, and Treasuries), exacerbating distortions. Whereas credit inflation once resulted in rising stock and bond prices, we are today witnessing how credit inflation exacerbates dollar weakness. We are witnessing how money and credit excess is the problem and definitely not the solution.

Japan's bubble could have survived to this day had they only continued inflating already exorbitant real estate and stock prices to the moon. But inescapable financial and economic crisis would wait patiently and confidently. Faltering asset prices would have at some point stymied credit growth, and the house of cards would have still come tumbling down. Unfortunately, in the U.S. today, we have the same problem that cannot be avoided.

PRUDENT BEAR AND MARKET RALLIES

The last two months have been an extraordinarily difficult period to be short U.S. common stocks. As such, I felt this was an opportune time to share our approach to managing the Prudent Bear Fund in market rallies. As you know, it's our charter to structure the fund with far more short than long exposure while we believe we are in a secular bear market. That view is unlikely to change for some time. In fact, we have chosen not to make even short-term market timing decisions There exists too much of a chance that we would "zig" when we should have "zagged." For example, we could be playing for a rally with no short exposure and have the market fall dramatically.

We know many of our clients purchase the Prudent Bear Fund as a hedge against market declines. At the same time, we want to protect against substantial losses in bear market rallies as they can make for a difficult recovery. Almost by definition, there will be phases in a secular bear market where monetary conditions become extraordinarily accommodative. As we have witnessed over the past few months, efforts to stimulate the economy (and markets) will make financing readily available for even troubled companies, credit spreads will fall, and stocks will temporarily benefit from heightened liquidity conditions. In these market rallies, stocks with significant short interest often rally the most, as do high volatility stocks. It is not uncommon to see companies with the worst fundamentals significantly outperform the general market. During our years of experience managing money on the short side we have witnessed many of these "short-squeeze rallies." As a result, we realize that "playing defense" during these difficult market environments is of supreme importance. We strive to manage losses prudently, while remaining more short than long. To accomplish these objectives we may reduce overall short exposure, reduce exposure to the stocks most susceptible to a short squeeze rally, or short fewer volatile stocks. Or we may attempt to reduce volatility by increasing short exposure in liquid market-index related products such as S&P futures contracts, and reducing short exposure to individual stocks generally. Regardless of the specific adjustments, we will remain positioned to potentially make significant profits for our shareholders should the market fall dramatically. The ability to make such adjustments enabled the fund to survive the phenomenal rally in 1999 when the NASDAQ advanced by 86.13%, while the Prudent Bear Fund lost 23.40% for the year ending 12/31/99.We continue to believe management tactics can enhance results.

I hope this explanation helped investors understand more about Prudent Bear Fund. We will continue to manage the Prudent Bear Funds under the premise that the secular bear market in stocks, the bear market in the dollar, and the bull market in gold is not yet over.

Sincerely,

/s/ David W. Tice

David W. Tice

As of March 31, 2003, the Prudent Bear Fund returned 46.63%, 6.55% and -0.89% for the 1-year, 5-year and since inception (12/28/95) periods, respectively. As of March 31, 2003, the Prudent Safe Harbor Fund returned 21.49% and 7.53% for the 1-year and since inception (2/2/00) periods, respectively. As of March 31, 2003, the S&P 500 Index returned -24.76%, -3.77% and 6.19% for the 1-year, 5-
year and since inception (12/28/95) periods, respectively. As of March 31, 2003, the NASDAQ returned -27.32%, -6.08% and 3.78% for the 1-year, 5-year and since inception (12/28/95) periods, respectively.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Prior to 9/30/02 the Prudent Safe Harbor Fund's investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The S&P 500 and NASDAQ Indices are unmanaged indices commonly used to measure performance of U.S. stocks. One cannot invest directly in an index.

Opinions expressed in the letter are those of the fund manager and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

1<F1> American Banker, Technology and Other Keys To the Boom in Refinancing April 2, 2003, by Michael Williams

The Prudent Bear Fund regularly makes short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested. The fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The fund may also hold restricted securities purchased through private placements. Such securities may be difficult to sell without experiencing delays or additional costs.

The Prudent Safe Harbor Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods. The fund may also invest in gold, which involves additional risks, such as the possibility for substantial price fluctuations over a short period of time.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing. While the Prudent Bear Fund is no-load, there are management and distribution fees that do apply. Please see the prospectus for further details. Please refer to the schedule of investments on pages 19-42 of the report for holdings information. Fund holdings are subject to change at any time and should not be considered a recommendation to buy or sell any security.

Quasar Distributors, LLC, Distributor.  05/03

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003
(UNAUDITED)

                                                                           PRUDENT BEAR     PRUDENT SAFE
                                                                               FUND          HARBOR FUND
                                                                           ------------     ------------
ASSETS:
   Investments, at value (cost $493,817,384
     and $289,087,330, respectively)                                       $491,338,906      $301,962,462
   Cash                                                                       1,879,578                --
   Deposit at brokers for short sales                                         9,923,752
   Receivable from broker for proceeds on securities sold short             156,471,636                --
   Receivable for investments sold                                           43,882,600                --
   Receivable for futures contracts                                             742,125                --
   Capital shares sold                                                        7,225,038         6,299,404
   Dividends receivable                                                           1,396            12,708
   Interest receivable                                                        2,264,349         4,798,065
   Other assets                                                                  86,574            45,267
                                                                           ------------      ------------
   Total Assets                                                             713,815,954       313,117,906
                                                                           ------------      ------------

LIABILITIES:
   Securities sold short, at value (Proceeds of $197,520,295
     and $0, respectively)                                                  188,482,885                --
   Payable for securities purchased                                           6,104,290            38,955
   Capital shares redeemed                                                    2,944,590         1,951,050
   Payable to Adviser                                                           636,859           207,471
   Dividends payable on short positions                                         126,280                --
   Income distribution payable                                                       --           106,628
   Accrued expenses and other liabilities                                       894,868           436,842
                                                                           ------------      ------------
   Total Liabilities                                                        199,189,772         2,740,946
                                                                           ------------      ------------
NET ASSETS                                                                 $514,626,182      $310,376,960
                                                                           ------------      ------------
                                                                           ------------      ------------

NET ASSETS CONSIST OF:
   Capital stock                                                           $530,831,835      $297,899,175
   Accumulated undistributed (overdistributed) net investment income          1,951,850        (1,665,302)
   Accumulated undistributed net realized gain (loss) on investments sold, securities sold short, option contracts expired or closed,
     and foreign currencies                                                 (23,753,374)        1,063,841
   Net unrealized appreciation / depreciation on:
        Investments                                                          (2,478,478)       12,875,132
        Foreign currencies                                                        2,314           204,114
        Short positions                                                       9,037,410                --
        Futures contracts                                                      (965,375)               --
                                                                           ------------      ------------
TOTAL NET ASSETS                                                           $514,626,182      $310,376,960
                                                                           ------------      ------------
                                                                           ------------      ------------

NO LOAD SHARES:
   Net Assets                                                              $502,973,098      $310,376,960
   Shares outstanding (250,000,000 shares of $.0001 par value authorized)    69,698,978        26,606,844
   Net Asset Value, Redemption Price and Offering Price Per Share          $       7.22     $      11.67
                                                                           ------------      ------------
                                                                           ------------      ------------
CLASS C SHARES:
   Net Assets                                                              $ 11,653,084
   Shares outstanding (250,000,000 shares of $.0001 par value authorized)     1,648,761
   Net Asset Value, Redemption Price and Offering Price Per Share          $       7.07
                                                                           ------------
                                                                           ------------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2003
(UNAUDITED)

                                                                             PRUDENT BEAR     PRUDENT SAFE
                                                                                 FUND          HARBOR FUND
                                                                             ------------     ------------
INVESTMENT INCOME:
   Interest income                                                            $ 15,142,132     $2,254,241
   Dividend income on long positions
     (net of foreign taxes withheld of $18,244 and $3,191, respectively)           207,257        197,039
                                                                              ------------     ----------
   Total investment income                                                      15,349,389      2,451,280
                                                                              ------------     ----------

EXPENSES:
   Investment advisory fee                                                       3,191,118        828,436
   Administration fee                                                              234,401         88,371
   Shareholder servicing and accounting costs                                      384,756        166,282
   Custody fees                                                                     95,490         43,880
   Federal and state registration                                                   54,086         41,536
   Professional fees                                                                50,358         35,692
   Distribution expense - No Load shares                                           628,145        276,145
   Distribution expense - Class C shares                                            40,314             --
   Reports to shareholders                                                          64,206         21,954
   Directors' fees and expenses                                                      3,132          1,528
   Insurance expense                                                                22,842          8,590
                                                                              ------------     ----------
   Total operating expenses before expense reductions,
     expense reimbursements and dividends on short positions                     4,768,848      1,512,414
   Expense reductions (See Note 5)                                                 (69,284)            --
   Expense reimbursement from Advisor                                                   --             --
   Dividends on short positions                                                  1,329,223             --
                                                                              ------------     ----------
   Total expenses                                                                6,028,787      1,512,414
                                                                              ------------     ----------
NET INVESTMENT INCOME                                                            9,320,602        938,866
                                                                              ------------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
       Long transactions                                                         4,952,639      1,144,999
       Short transactions                                                        4,544,223             --
       Option contracts expired or closed                                      (19,297,581)            --
       Futures contracts closed                                                  1,053,068             --
       Foreign currency translation                                                  5,338         11,489
                                                                              ------------     ----------
       Net realized gain (loss)                                                 (8,742,313)     1,156,488
   Change in unrealized appreciation / depreciation on:
       Investments                                                             (18,320,805)     7,427,604
       Short positions                                                         (25,046,148)            --
       Futures contracts                                                        (4,423,875)            --
       Foreign currency                                                               (333)       117,819
                                                                              ------------     ----------
       Net unrealized gain (loss)                                              (47,791,161)     7,545,423
                                                                              ------------     ----------
   Net realized and unrealized gain (loss) on investments                      (56,533,474)     8,701,911
                                                                              ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                   $(47,212,872)    $9,640,777
                                                                              ------------     ----------
                                                                              ------------     ----------

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                       PRUDENT BEAR FUND
                                                             -------------------------------------
                                                             SIX MONTHS ENDED       YEAR ENDED
                                                              MARCH 31, 2003    SEPTEMBER 30, 2002
                                                             ----------------   ------------------
                                                               (UNAUDITED)
OPERATIONS:
   Net investment income                                       $  9,320,602        $  2,299,602
   Net realized gain (loss) on:
       Long transactions                                          4,952,639           8,005,306
       Short transactions                                         4,544,223          26,079,387
       Option contracts expired or closed                       (19,297,581)         16,921,641
       Futures contracts closed                                   1,053,068          10,806,269
       Foreign currency translation                                   5,338              (1,304)
   Change in unrealized appreciation /
     depreciation on:
       Investments                                              (18,320,805)         23,382,873
       Short positions                                          (25,046,148)         12,662,853
       Futures contracts                                         (4,423,875)          3,495,500
       Foreign currency                                                (333)              1,757
                                                               ------------        ------------
   Net increase (decrease) in net assets
     resulting from operations                                  (47,212,872)        103,653,884
                                                               ------------        ------------

DISTRIBUTIONS TO
  NO LOAD SHAREHOLDERS:
   FROM NET INVESTMENT INCOME                                   (12,757,348)         (4,724,707)
   FROM NET REALIZED GAINS                                      (14,446,178)                 --
                                                               ------------        ------------
   TOTAL DISTRIBUTIONS                                          (27,203,526)         (4,724,707)
                                                               ------------        ------------

DISTRIBUTIONS TO
  CLASS C SHAREHOLDERS:
   FROM NET INVESTMENT INCOME                                      (143,520)            (64,110)
   FROM NET REALIZED GAINS                                         (200,739)                 --
                                                               ------------        ------------
   TOTAL DISTRIBUTIONS                                             (344,259)            (64,110)
                                                               ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                    710,074,757         877,245,442
   Shares issued to holders in
     reinvestment of dividends                                   23,620,270           4,142,068
   Cost of shares redeemed                                     (673,179,899)       (636,587,023)
                                                               ------------        ------------
   Net increase in net assets resulting
     from capital share transactions                             60,515,128         244,800,487
                                                               ------------        ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                                 (14,245,529)        343,665,554

NET ASSETS:
   Beginning of period                                          528,871,711         185,206,157
                                                               ------------        ------------
   End of period (including undistributed
     net investment income of $1,951,850
     and $5,532,116, respectively)                             $514,626,182        $528,871,711
                                                               ------------        ------------
                                                               ------------        ------------

                                                                    PRUDENT SAFE HARBOR FUND
                                                             -------------------------------------
                                                             SIX MONTHS ENDED       YEAR ENDED
                                                              MARCH 31, 2003    SEPTEMBER 30, 2002
                                                             ----------------   ------------------
                                                               (UNAUDITED)
OPERATIONS:
   Net investment income                                       $    938,866        $    754,489
   Net realized gain on:
       Long transactions                                          1,144,999           3,543,962
       Foreign currency translation                                  11,489              54,738
   Change in unrealized appreciation / depreciation on:
       Investments                                                7,427,604           4,964,260
       Foreign currency                                             117,819              74,643
                                                               ------------        ------------
   Net increase in net assets
     resulting from operations                                    9,640,777           9,392,092
                                                               ------------        ------------

DISTRIBUTIONS TO
  NO LOAD SHAREHOLDERS:
   FROM NET INVESTMENT INCOME                                    (2,986,281)         (1,849,472)
   FROM NET REALIZED GAINS                                       (2,187,334)            (12,167)
                                                               ------------        ------------
   TOTAL DISTRIBUTIONS                                           (5,173,615)         (1,861,639)
                                                               ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                    453,683,470         226,790,135
   Shares issued to holders in
     reinvestment of dividends                                    4,829,642           1,673,306
   Cost of shares redeemed                                     (278,794,533)       (134,136,115)
                                                               ------------        ------------
   Net increase in net assets resulting
     from capital share transactions                            179,718,579          94,327,326
                                                               ------------        ------------
TOTAL INCREASE
  IN NET ASSETS                                                 184,185,741         101,857,779

NET ASSETS:
   Beginning of period                                          126,191,219          24,333,440
                                                               ------------        ------------
   End of period (including undistributed
    (overdistributed) net investment income
     of $(1,665,302), and $382,114, respectively)              $310,376,960        $126,191,219
                                                               ------------        ------------
                                                               ------------        ------------

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                   NO LOAD       NO LOAD       NO LOAD      NO LOAD       NO LOAD
                                                    SHARES       SHARES        SHARES        SHARES        SHARES
                                                  SIX MONTHS      YEAR          YEAR          YEAR          YEAR         YEAR
                                                    ENDED         ENDED         ENDED        ENDED         ENDED         ENDED
                                                  MARCH 31,     SEPT. 30,     SEPT. 30,    SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                     2003         2002          2001          2000          1999         1998
                                                     ----         ----          ----          ----          ----         ----
                                                 (UNAUDITED)
Per Share Data:

   Net asset value, beginning of period              $8.31        $6.31         $3.93         $4.51         $7.34        $7.29
                                                     -----        -----         -----         -----         -----        -----

Income from investment operations:
   Net investment income(1)<F2>                       0.16(3)      0.06(2)       0.17(2)       0.18(2)       0.19(2)      0.29(2)
                                                         <F4>         <F3>          <F3>          <F3>          <F3>         <F3>
   Net realized and unrealized
     gains (losses) on investments                   (0.79)        2.08          2.44         (0.62)        (2.82)       (0.01)
                                                     -----        -----         -----         -----         -----        -----
   Total from investment operations                  (0.63)        2.14          2.61         (0.44)        (2.63)        0.28
                                                     -----        -----         -----         -----         -----        -----

Less Distributions:
   Dividends from net investment income              (0.22)       (0.14)        (0.23)        (0.14)        (0.20)       (0.23)
   Distributions from net realized gains             (0.24)          --            --            --            --           --
                                                     -----        -----         -----         -----         -----        -----
Total distributions                                  (0.46)       (0.14)        (0.23)        (0.14)        (0.20)       (0.23)
                                                     -----        -----         -----         -----         -----        -----
Net asset value, end of period                       $7.22        $8.31         $6.31         $3.93         $4.51        $7.34
                                                     -----        -----         -----         -----         -----        -----
                                                     -----        -----         -----         -----         -----        -----

Total return                                         -7.72%(8)<F9>35.47%        68.78%        -9.55%       -36.17%        3.66%

Supplemental data and ratios:
   Net assets, end of period (000's)              $502,973     $521,030      $183,797      $153,336      $220,462     $173,691

   Ratio of net operating expenses
     to average net assets(4)<F5>                     1.83%(5)(7)  1.84%(5)      1.97%         1.83%(5)      1.97%        2.08%
                                                          <F6><F8>     <F6>                        <F6>

   Ratio of dividends on short positions
     to average net assets                            0.52%(7)     0.40%         0.33%         0.28%         0.28%        0.28%
                                                          <F8>

   Ratio of net investment income
     to average net assets                            3.66%(7)     0.93%         3.68%         4.48%         4.09%        4.34%
                                                          <F8>

   Portfolio turnover rate(6)<F7>                   110.51%      266.15%       386.40%       417.53%       536.56%      480.25%

(1)<F2> Net investment income per share before dividends on short positions for the No Load Shares for the six months ended March 31, 2003 and the periods ended September 30, 2002, September 30, 2001, September 30, 2000, September 30, 1999 and September 30, 1998 was $0.17, $0.08,
          $0.19, $0.19, $0.21 and $0.30, respectively.
(2)<F3> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F4> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)<F5> The net operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the No Load Shares for the six months ended March 31, 2003 and the periods ended September 30, 2002, September 30, 2001, September 30, 2000, September 30, 1999 and September 30, 1998 was 2.35%, 2.24%, 2.30%, 2.11%, 2.25%
          and 2.36%, respectively.
(5)<F6> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the No Load Shares for the six months ended March 31, 2003 and the periods ended September 30, 2002 and September 30, 2000 were 1.86%, 1.89% and 1.93%, respectively.
(6)<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7)<F8>   Annualized.
(8)<F9>   Not Annualized.

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                   CLASS C        CLASS C        CLASS C        CLASS C           CLASS C
                                                    SHARES         SHARES         SHARES         SHARES           SHARES
                                                  SIX MONTHS        YEAR           YEAR           YEAR     FEB. 8, 1999 (1)<F10>
                                                    ENDED          ENDED          ENDED          ENDED            THROUGH
                                                  MARCH 31,      SEPT. 30,      SEPT. 30,      SEPT. 30,         SEPT. 30,
                                                     2003           2002           2001           2000             1999
                                                   --------       --------       --------       --------         --------
                                                 (UNAUDITED)
Per Share Data:

   Net asset value, beginning of period              $8.14          $6.23          $3.88          $4.49            $4.78
                                                     -----          -----          -----          -----            -----

Income from investment operations:
   Net investment income(2)<F11>                      0.12(4)        0.01(3)        0.14(3)        0.15(3)          0.09(3)
                                                        <F13>          <F12>          <F12>          <F12>            <F12>
   Net realized and unrealized
     gains (losses) on investments                   (0.77)          2.03           2.40          (0.62)           (0.38)
                                                     -----          -----          -----          -----            -----
Total from investment operations                     (0.65)          2.04           2.54          (0.47)           (0.29)
                                                     -----          -----          -----          -----            -----

Less Distributions:
   Dividends from net investment income              (0.22)         (0.13)         (0.19)         (0.14)              --
   Distributions from net realized gains             (0.24)            --             --             --               --
                                                     -----          -----          -----          -----            -----
   Total distributions                               (0.46)         (0.13)         (0.19)         (0.14)            0.00
                                                     -----          -----          -----          -----            -----
Net asset value, end of period                       $7.03          $8.14          $6.23          $3.88            $4.49
                                                     -----          -----          -----          -----            -----
                                                     -----          -----          -----          -----            -----

Total return                                         -8.14%(5)      34.18%         67.41%        -10.33%           -6.07%(5)
                                                         <F14>                                                         <F14>

Supplemental data and ratios:
   Net assets, end of period (000's)               $11,653         $7,842         $1,409           $868             $207

   Ratio of net operating expenses
     to average net assets(6)<F15>                    2.58%(7)(8)    2.59%(7)       2.72%          2.58%(7)         2.74%(8)
                                                         <F16><F17>     <F16>                         <F16>            <F17>
   Ratio of dividends on short positions
     to average net assets                            0.52%(8)       0.40%          0.33%          0.28%            0.32%(8)
                                                         <F17>                                                         <F17>
   Ratio of net investment income
     to average net assets                            2.91%(8)       0.18%          2.93%          3.73%            3.25%(8)
                                                         <F17>                                                         <F17>

   Portfolio turnover rate(9)<F18>                  110.51%        266.15%        386.40%        417.53%          536.56%

(1)<F10>   Commencement of operations.
(2)<F11> Net investment income per share before dividends on short positions for the Class C Shares for the six months ended March 31, 2003 and the periods ended September 30, 2002, September 30, 2001, September 30, 2000 and September 30, 1999 was $0.13, $0.04, $0.16, $0.15 and
           $0.09, respectively.
(3)<F12> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F13> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)<F14>   Not annualized.
(6)<F15> The net operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the Class C Shares for the six months ended March 31, 2003 and the periods ended September 30, 2002, September 30, 2001, September 30, 2000 and September 30, 1999 was 3.10%, 2.99%, 3.05%, 2.86% and
           3.06%, respectively.
(7)<F16> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the Class C Shares for the six months ended March 31, 2003 and the periods ended September 30, 2002 and September 30, 2000 were 2.61%, 2.64% and 2.68%, respectively.
(8)<F17>   Annualized.
(9)<F18> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

PRUDENT SAFE HARBOR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                  SIX MONTHS                               FEBRUARY 2, 2000(1)<F19>
                                                    ENDED        YEAR ENDED     YEAR ENDED          THROUGH
                                                  MARCH 31,      SEPT. 30,      SEPT. 30,          SEPT. 30,
                                                     2003           2002           2001              2000
                                                  ---------      ---------      ---------          ---------
                                                 (UNAUDITED)
Per Share Data:

   Net asset value, beginning of period             $11.15         $ 9.31          $9.19            $10.00
                                                    ------         ------         ------            ------

Income from investment operations:
   Net investment income                              0.04(2)        0.14(2)        0.20(3)           0.24(3)
                                                         <F20>          <F20>          <F21>             <F21>
   Net realized and unrealized
     gains (losses) on investments                    0.76           1.94           0.03             (0.90)
                                                    ------         ------         ------            ------
   Total from investment operations                   0.80           2.08           0.23             (0.66)
                                                    ------         ------         ------            ------

Less distributions:
   Dividends from net investment income              (0.14)         (0.23)         (0.11)            (0.15)
   Distributions from net realized gains             (0.14)         (0.01)            --                --
                                                    ------         ------         ------            ------
   Total distributions                               (0.28)         (0.24)         (0.11)            (0.15)
                                                    ------         ------         ------            ------
Net asset value, end of period                      $11.67         $11.15          $9.31            $ 9.19
                                                    ------         ------         ------            ------
                                                    ------         ------         ------            ------

Total return                                          7.17%(4)      22.54%          2.54%            -6.60%(4)
                                                         <F22>                                           <F22>

Supplemental data and ratios:
   Net assets, end of period (000's)              $310,377       $126,191        $24,333            $1,422

   Ratio of net operating expenses
     to average net assets                            1.37%(5)       1.50%(6)(7)    1.50%(6)          1.80%(5)(6)
                                                         <F23>          <F24><F25>     <F24>             <F23><F24>

   Ratio of net investment income
     to average net assets                            0.85%(5)       1.34%          2.26%             3.77%(5)
                                                         <F23>                                           <F23>

   Portfolio turnover rate                           93.44%         81.58%        133.50%           180.29%

(1)<F19>   Commencement of operations.
(2)<F20> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F21> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F22>   Not annualized.
(5)<F23>   Annualized.
(6)<F24> Without expense reimbursements of $30,867, $150,320 and $116,925 for the periods ended September 30, 2002, September 30, 2001, and September 30, 2000, the ratio of operating expenses to average net assets would have been 1.55%, 2.87%, and 25.91%, respectively.
(7)<F25> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the period ended September 30, 2002 was 1.50%.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2003
(UNAUDITED)

   SHARES                                                                                                      VALUE
   ------                                                                                                      -----
                COMMON STOCKS -- 22.7%*<F26>

                AGRICULTURAL -- 0.1%*<F26>
     189,600    Agricore United(3)<F31>                                                                     $    515,603
                                                                                                            ------------

                BASIC MATERIALS -- 17.9%*<F26>
   1,933,334    Alamos Gold Inc. (Acquired 2/21/2003,
                  Cost $535,856)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                              1,441,227
     230,000    Almaden Minerals Ltd. (Acquired 4/02/2002,
                  Cost $61,850)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                           99,684
     800,000    Altius Minerals Corporation**<F27>(3)<F31>                                                       913,726
     222,225    Atacama Minerals Corp. (Acquired 5/22/2002,
                  Cost $128,889)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                          83,472
   1,306,600    Aurizon Mines Ltd.**<F27>(3)<F31>                                                              1,048,194
     100,000    Aurora Platinum Corp. (Acquired 9/03/2002,
                  Cost $234,484)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                         136,379
     663,600    Banro Corporation**<F27>(3)<F31> (7)<F35>                                                      1,015,093
     140,000    Banro Corporation (Acquired 3/18/2002,
                  Cost $114,465)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                182,031
      80,000    Banro Corporation (Acquired 5/10/2002,
                  Cost $185,822)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                104,018
     884,874    Black Hawk Mining Inc.**<F27>(3)<F31>                                                             72,190
   9,002,000    Canarc Resource Corp.**<F27>(3)<F31> (7)<F35>                                                  3,060,031
     500,000    Canarc Resource Corp. (Acquired 9/30/2002,
                  Cost $125,394)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                144,469
   1,148,550    Candente Resource Corp.
                  (Acquired 5/2001 - 10/2002,
                  Cost $156,692)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                571,191
   3,140,000    Candente Resource Corp.
                  (Acquired 1/2002 - 2/2003,
                  Cost $350,752)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                              1,561,568
     270,000    Candente Resource Corp. (Acquired 5/16/2002,
                  Cost $58,950)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                 120,141
     110,976    Canyon Resources Corporation**<F27>                                                              129,842
     960,500    Cardero Resource Corp.**<F27>(3)<F31> (7)<F35>                                                 1,110,103
   1,500,000    Cardero Resource Corp.
                  (Acquired 12/27/2002,
                  Cost $1,250,565)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                            1,473,588
   1,502,200    Chesapeake Gold Corp.**<F27>(3)<F31> (7)<F35>                                                  3,656,181
     396,500    Claude Resources, Inc.**<F27>(3)<F31>                                                            380,084
     500,000    Claude Resources, Inc. (Acquired 1/31/2003,
                  Cost $490,615)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                         407,404
     180,300    Cumberland Resources Ltd.**<F27>(3)<F31>                                                         301,101
   1,500,000    Cusac Gold Mines Limited (Acquired 10/24/2002,
                  Cost $317,970)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                         338,058
   1,000,000    Desert Sun Mining Corp. (Acquired 2/05/2003,
                  Cost $251,500)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                543,205
   1,500,000    Desert Sun Mining Corp. (Acquired 2/18/2003,
                  Cost $986,620)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                814,807
     310,000    Donner Minerals Ltd.**<F27>(3)<F31>                                                               37,936
      73,700    Dundee Precious Metals, Inc. - Class A**<F27>(3)<F31> (7)<F35>                                   969,539
      67,500    Durban Roodepoort Deep Limited - ADR**<F27>(3)<F31>                                              172,125
   7,202,800    Dynatec Corporation**<F27>(3)<F31> (7)<F35>                                                    3,231,931
     500,000    East West Resource Corporation
                  (Acquired 5/13/2002, Cost $27,250)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                      23,115
         560    ECU Silver Mining Inc.**<F27>(3)<F31>                                                                 30
   2,135,500    Eldorado Gold Corporation**<F27>(3)<F31>                                                       2,816,554
   1,375,500    European Minerals Corporation**<F27>(3)<F31> (4)<F32>                                            522,690
   2,000,000    Excellon Resources, Inc. (Acquired 5/15/2002,
                  Cost $165,776)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                         115,575
          33    Exploration Capital Partners, LP (Acquired 10/14/1998, Cost $660,000)(4)<F32> r<F28>           2,055,891
          15    Exploration Capital Partners, LP (Acquired 12/20/2000, Cost $300,020)(4)<F32> r<F28>             931,328
     670,000    Farallon Resources Ltd. (Acquired 4/12/2002,
                  Cost $119,715)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                         116,153
     857,143    Franklin Lake Resources Inc.
                  (Acquired 11/04/2002, Cost $291,429)**<F27>(2)<F30> (4)<F32> (7)<F35> r<F28>                   437,143
     317,040    Glamis Gold Ltd.**<F27>(3)<F31>                                                                3,265,454
     236,800    Glamis Gold Stock Purchase Rights (Acquired 7/17/2002, Cost $0**<F27>(3)<F31> (4)<F32>                 0
     322,000    Glencairn Gold Corporation**<F27>(3)<F31>                                                         93,038
      70,800    Golden Cycle Gold Corporation**<F27>                                                           1,203,954
     800,000    Golden Goliath Resources Ltd.
                  (Acquired 10/06/2000,
                  Cost $260,777)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                 92,460
   1,388,888    Golden Goliath Resources Ltd.
                  (Acquired 12/13/2002, Cost $154,056)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>          160,521
   3,200,000    Golden Phoenix Minerals, Inc.
                  (Acquired 3/01/2002 & 3/19/2003, Cost $320,000)**<F27>(2)<F30> (4)<F32> r<F28>                 496,320
      33,500    Golden Queen Mining Co. Ltd.**<F27>(3)<F31>                                                       14,348
   1,512,500    Golden Star Resources Ltd.**<F27>(3)<F31>                                                      2,722,500
     500,000    Golden Star Resources Ltd. (Acquired 12/19/2001,
                  Cost $242,500)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                         765,000
   1,000,000    Golden Star Resources Ltd.
                  (Acquired 12/11/2002, Cost $1,247,500)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>               1,530,000
     800,000    Goldrea Resources Corp. (Acquired 12/31/2002,
                  Cost $97,000)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                 134,068
     514,400    Great Basin Gold Ltd.**<F27>(3)<F31>                                                             462,960
   1,300,000    Great Basin Gold Ltd. (Acquired 1/30/2003,
                  Cost $1,529,135)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                     1,036,712
     630,080    IAMGOLD Corporation(3)<F31>                                                                    2,741,527
   1,500,000    IMA Exploration Inc.
                  (Acquired 12/2001 - 3/2003,
                  Cost $400,750)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                858,148
     955,500    IMA Exploration Inc.
                  (Acquired 1/2002 - 3/2003,
                  Cost $253,761)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                546,640
     222,222    IMA Exploration Inc. (Acquired 5/23/2002,
                  Cost $61,473)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                 127,133
     531,915    IMA Exploration Inc. (Acquired 9/23/2002,
                  Cost $153,371)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                304,308
   1,300,000    International KRL Resources Corp.
                  (Acquired 10/08/2002, Cost $116,490)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>          112,686
   3,315,000    International Uranium Corporation**<F27>(3)<F31> (7)<F35>                                        704,288
     375,000    Intrepid Minerals Corporation
                  (Acquired 11/29/2002, Cost $92,250)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                    153,860
   4,941,000    Kenor ASA**<F27>(3)<F31>                                                                       3,472,529
          37    Kinross Gold Corporation**<F27>(3)<F31>                                                              228
     150,000    Kirkland Lake Gold Inc. (Acquired 12/14/2001,
                  Cost $124,050)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                         195,034
   3,500,000    Madison Enterprises Corp.
                  (Acquired 3/21/2002, Cost $204,500)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>           444,966
   2,000,000    Madison Enterprises Corp.
                  (Acquired 11/05/2002, Cost $185,000)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>          254,266
     813,500    Mansfield Minerals, Inc.**<F27>(3)<F31>                                                          215,694
     990,738    Maxam Gold Corporation**<F27>(4)<F32> (6)<F34>                                                    39,630
     600,000    Maximus Ventures Ltd. (Acquired 3/04/2003,
                  Cost $153,088)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                149,092
   9,268,500    McWatters Mining Inc.**<F27>(3)<F31>                                                           1,260,249
      20,000    Meridian Gold Inc.**<F27>(1)<F29> (3)<F31> (5)<F33>                                              189,000
   1,900,000    Metallica Resources, Inc.
                  (Acquired 3/11/2003, Cost $1,908,205)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>       1,427,357
     350,000    Metalline Mining Co. Inc.**<F27>(7)<F35>                                                         451,500
     100,000    Metalline Mining Co. Inc. (Acquired 6/28/2000,
                  Cost $325,000)**<F27>(2)<F30> (4)<F32> (7)<F35> r<F28>                                         104,400
     250,000    Metalline Mining Co. Inc. (Acquired 6/29/2001,
                  Cost $498,750)**<F27>(2)<F30> (4)<F32> (7)<F35> r<F28>                                         246,500
      66,667    Metalline Mining Co. Inc. (Acquired 10/08/2002,
                  Cost $99,778)**<F27>(2)<F30> (4)<F32> (7)<F35> r<F28>                                           65,734
      52,909    Minefinders Corporation Ltd.**<F27>(3)<F31>                                                      269,779
     150,000    Minefinders Corporation Ltd. (Acquired 3/21/2002,
                  Cost $217,665)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                         650,112
     335,755    Minefinders Corporation Ltd.
                  (Acquired 12/11/2002, Cost $249,176)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                 1,455,189
     833,333    Minera Andes Inc. (Acquired 6/21/2002,
                  Cost $78,209)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                          139,654
     696,300    Miramar Mining Corporation**<F27>(3)<F31>                                                        675,411
     281,500    Nevada Pacific Gold Ltd.**<F27>(3)<F31> (7)<F35>                                                  76,552
   1,000,000    Nevada Pacific Gold Ltd. (Acquired 12/04/2001,
                  Cost $154,600)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                231,151
     500,000    Nevada Pacific Gold Ltd. (Acquired 5/23/2002,
                  Cost $175,500)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                115,575
     500,000    Nevada Pacific Gold Ltd. (Acquired 1/15/2003,
                  Cost $100,300)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                115,575
   2,707,500    Nevsun Resources Ltd.**<F27>(3)<F31>                                                           6,902,662
  14,364,500    Northern Orion Explorations Ltd.**<F27>(3)<F31> (7)<F35>                                       1,904,329
   2,006,000    Orezone Resources Inc.**<F27>(3)<F31> (7)<F35>                                                   750,085
   1,919,450    Orezone Resources Inc. (Acquired 7/19/2002,
                  Cost $245,353)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                610,064
   3,750,000    Orezone Resources Inc. (Acquired 7/19/2002,
                  Cost $490,500)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                              1,191,872
   1,000,000    Orezone Resources Inc. (Acquired 2/27/2003,
                  Cost $260,000)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                317,833
     542,500    Pelangio Mines Inc.**<F27>(3)<F31> (7)<F35>                                                       47,947
   3,000,000    Pelangio Mines Inc. (Acquired 2/08/2002,
                  Cost $253,100)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                225,372
   1,500,000    Pelangio Mines Inc. (Acquired 5/15/2002,
                  Cost $193,635)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                112,686
   1,000,000    Pillar Resources Inc. (Acquired 2/18/2003,
                  Cost $320,797)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                548,984
   1,647,500    Platinum Group Metals Ltd.**<F27>(3)<F31> (7)<F35>                                               504,028
     937,500    Platinum Group Metals Ltd.
                  (Acquired 12/23/2002, Cost $295,313)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>          243,792
     500,000    Radius Explorations Ltd.**<F27>(3)<F31> (7)<F35>                                                 350,126
   1,000,000    Radius Explorations Ltd. (Acquired 1/06/2003,
                  Cost $311,676)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                595,214
   1,000,000    Redstar Gold Corp. (Acquired 5/31/2002,
                  Cost $77,550)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                  75,124
   3,442,000    Riddarhyttan Resources AB**<F27>(3)<F31>                                                       1,786,154
     220,000    Rimfire Minerals Corporation.**<F27>(3)<F31> (7)<F35>                                             89,741
   1,000,000    Rimfire Minerals Corporation
                  (Acquired 4/15/2002, Cost $244,120)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>           346,726
     421,400    Rio Narcea Gold Mines Ltd.**<F27>(3)<F31>                                                        601,632
     170,100    River Gold Mines Ltd.**<F27>(3)<F31>                                                             313,394
     625,000    Ross River Minerals Inc. (Acquired 5/21/2002,
                  Cost $93,750)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                  75,846
   1,000,000    St. Jude Resources Ltd.**<F27>(3)<F31> (7)<F35>                                                  849,820
     666,667    St. Jude Resources Ltd. (Acquired 12/03/2002,
                  Cost $314,632)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                481,565
      70,000    SAMEX Mining Corp.**<F27>(3)<F31>                                                                  9,994
   2,000,000    SAMEX Mining Corp. (Acquired 3/05/2002, Cost $170,000)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>   242,709
      75,000    Silver Standard Resources Inc.
                  (Acquired 5/10/2002, Cost $187,500)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                    303,386
   1,000,000    Silverado Gold Mines Ltd. (Acquired 5/06/2002,
                  Cost $90,000)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                          134,300
   6,000,000    South American Gold and Copper Company Limited
                  (Acquired 6/15/2001 & 7/12/2002, Cost $293,974)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>        225,576
   3,500,000    South American Gold and Copper Company Limited
                  (Acquired 3/28/2002, Cost $115,875)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                    131,586
     906,263    Starfield Resources Inc.**<F27>(3)<F31>                                                          184,838
     762,025    Starfield Resources Inc. (Acquired 6/22/2001,
                  Cost $296,190)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                         132,107
   1,001,000    Starfield Resources Inc. (Acquired 10/10/2001,
                  Cost 314,995)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                          173,537
   1,333,333    Sultan Minerals Inc. (Acquired 8/13/2001,
                  Cost $128,333)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                161,806
   1,000,000    Sultan Minerals Inc. (Acquired 1/18/2002,
                  Cost $174,500)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                121,354
     500,000    Tumi Resources Limited (Acquired 12/13/2002,
                  Cost $92,000)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                 216,704
   1,300,000    Tyhee Development Corp.
                  (Acquired 5/01/2002 & 1/30/2003,
                  Cost $242,500)**<F27>(2)<F30> (3)<F31> (4)<F32> (7)<F35> r<F28>                                375,620
     749,500    Virginia Gold Mines, Inc.**<F27>(3)<F31>                                                         550,316
   2,502,000    Western Silver Corporation**<F27>(3)<F31> (7)<F35>                                             6,505,200
   1,000,000    Wheaton River Minerals Ltd.**<F27>(3)<F31>                                                       843,021
     125,000    Wheaton River Minerals Ltd. (Acquired 5/30/2002,
                  Cost $93,163)**<F27>(2)<F30> (3)<F31> (4)<F32> r<F28>                                           89,571
   1,225,300    Wolfden Resources Inc.**<F27>(3)<F31>                                                          1,691,046
     835,000    Xenolix Technologies, Inc.**<F27>(4)<F32>                                                          8,350
   1,000,000    Xenolix Technologies, Inc. (Acquired 3/07/2000,
                  Cost $749,600)**<F27>(2)<F30> (4)<F32> r<F28>                                                    9,500
   1,000,000    Xenolix Technologies, Inc. (Acquired 3/30/2001,
                  Cost $499,200)**<F27>(2)<F30> (4)<F32> r<F28>                                                    8,500
     400,000    Xenolix Technologies, Inc. (Acquired 2/04/2002,
                  Cost $98,000)**<F27>(2)<F30> (4)<F32> r<F28>                                                     3,400
                                                                                                            ------------
                                                                                                              91,956,316
                                                                                                            ------------

                CHEMICALS -- 0.2%*<F26>
     117,900    Methanex Corporation(3)<F31>                                                                   1,096,470
      89,250    Pioneer Companies, Inc.**<F27>                                                                         9
                                                                                                            ------------
                                                                                                               1,096,479
                                                                                                            ------------

                CONSUMER -- 0.0%*<F26>
       7,500    Enesco Group, Inc.**<F27>(1)<F29> (5)<F33>                                                        53,775
                                                                                                            ------------

                HEALTH CARE -- 2.5%*<F26>
       5,300    Amylin Pharmaceuticals, Inc.**<F27>(1)<F29> (5)<F33>                                              85,860
     212,500    AP Pharma, Inc.**<F27>                                                                           223,125
     455,169    Avigen, Inc.**<F27>                                                                            1,333,645
   1,250,000    Biokeys Pharmaceuticals Inc. (Acquired 2/07/2003,
                  Cost $500,000)**<F27>(2)<F30> (4)<F32> r<F28>                                                  520,625
   1,390,966    Cardima, Inc.**<F27>(7)<F35>                                                                   1,390,966
   2,187,931    Cardima, Inc. (Acquired 5/02/2001, Cost $1,159,603)**<F27>(2)<F30> (4)<F32> (7)<F35> r<F28>    1,859,741
     393,701    Cardima, Inc. (Acquired 8/09/2001, Cost $480,315)**<F27>(2)<F30> (4)<F32> (7)<F35> r<F28>        334,646
   1,041,666    Cardima, Inc. (Acquired 8/05/2002, Cost $746,875)**<F27>(2)<F30> (4)<F32> (7)<F35> r<F28>        885,416
     870,000    Generex Biotechnology Corporation**<F27>                                                         930,900
     290,780    InSite Vision Incorporated**<F27>                                                                186,099
     143,712    InSite Vision Incorporated (Acquired 4/28/2000, Cost $599,947)**<F27>(2)<F30> (4)<F32> r<F28>     87,377
      10,000    InterMune Inc.**<F27>(1)<F29> (5)<F33>                                                           214,500
     422,541    IRIDEX Corporation**<F27>(7)<F35>                                                              1,550,725
     346,500    Neurobiological Technologies, Inc.**<F27>                                                      2,162,160
     289,299    NexMed, Inc.**<F27>                                                                              352,945
      75,000    Onyx Pharmaceuticals, Inc.**<F27>                                                                624,750
      11,300    TriPath Imaging, Inc.**<F27>                                                                      48,025
          50    VIVUS, Inc.**<F27>                                                                                   174
                                                                                                            ------------
                                                                                                              12,791,679
                                                                                                            ------------

                INSURANCE -- 0.0%*<F26>
       1,000    American Independence Corporation**<F27>                                                           8,030
                                                                                                            ------------

                MACHINERY -- 0.4%*<F26>
     320,900    Lancer Corporation**<F27>                                                                      2,175,702
                                                                                                            ------------

                OIL AND GAS -- 0.1%*<F26>
      60,000    Compton Petroleum Corporation**<F27>(3)<F31>                                                     199,878
       5,700    KCS Energy, Inc.**<F27>(1)<F29> (5)<F33>                                                          16,530
     100,000    The Meridian Resource Corporation**<F27>                                                         115,000
     581,000    Rio Alto Resources International Inc.**<F27>(3)<F31>                                             315,997
           1    Viking Energy Royalty Trust(3)<F31>                                                                    5
                                                                                                            ------------
                                                                                                                 647,410
                                                                                                            ------------

                PAPER & FOREST PRODUCTS -- 0.1%*<F26>
      36,500    Canfor Corporation(3)<F31>                                                                       215,392
      75,000    Slocan Forest Products Ltd.**<F27>(3)<F31>                                                       390,067
                                                                                                            ------------
                                                                                                                 605,459
                                                                                                            ------------

                POLLUTION CONTROL -- 0.2%*<F26>
     686,500    KleenAir Systems, Inc.**<F27>(7)<F35>                                                            157,895
   1,000,000    KleenAir Systems, Inc.
                  (Acquired 1/25/2002 & 2/12/2002,
                  Cost $900,000)**<F27>(2)<F30> (4)<F32> (7)<F35> r<F28>                                         195,500
   1,000,000    KleenAir Systems, Inc. (Acquired 7/19/2002,
                  Cost $500,000)**<F27>(2)<F30> (4)<F32> (7)<F35> r<F28>                                         195,500
     454,545    KleenAir Systems, Inc. (Acquired 10/09/2002,
                  Cost $250,000)**<F27>(2)<F30> (4)<F32> (7)<F35> r<F28>                                          88,864
     371,800    Sonic Environmental Solutions Inc.**<F27>(3)<F31>                                                379,156
                                                                                                            ------------
                                                                                                               1,016,915
                                                                                                            ------------

                TECHNOLOGY -- 0.8%*<F26>
  10,104,200    Aura Systems, Inc.**<F27>(7)<F35>                                                                959,899
  12,500,000    Aura Systems, Inc. (Acquired 5/02/2002,
                  Cost $2,500,000)**<F27>(2)<F30> (4)<F32> (7)<F35> r<F28>                                     1,010,000
       6,300    Cree, Inc.**<F27>(1)<F29> (5)<F33>                                                               116,676
      85,000    ESS Technology, Inc.**<F27>(1)<F29> (5)<F33>                                                     506,600
      56,000    OmniVision Technologies, Inc.**<F27>(1)<F29> (5)<F33>                                          1,160,320
      14,000    RF Micro Devices, Inc.**<F27>(1)<F29> (5)<F33>                                                    84,406
       3,000    VeriSign, Inc.**<F27>(1)<F29> (5)<F33>                                                            26,220
                                                                                                            ------------
                                                                                                               3,864,121
                                                                                                            ------------

                TELECOMMUNICATIONS -- 0.0%*<F26>
       3,000    LightPath Technologies,  Inc. - Class A**<F27>(1)<F29> (5)<F33>                                    3,840
      75,000    WorldQuest Networks, Inc.**<F27>                                                                 165,000
                                                                                                            ------------
                                                                                                                 168,840
                                                                                                            ------------

                TEXTILE -- 0.2%*<F26>
     644,800    Cone Mills Corporation**<F27>                                                                  1,231,568
                                                                                                            ------------

                TRANSPORTATION -- 0.1%*<F26>
         250    Crowley Maritime Corporation**<F27>(4)<F32>                                                      312,500
                                                                                                            ------------

                UTILITIES -- 0.1%*<F26>
      10,700    California Water Service Group                                                                   275,525
                                                                                                            ------------

                TOTAL COMMON STOCKS (Cost $104,031,943)                                                      116,719,922
                                                                                                            ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
                CALL OPTIONS PURCHASED -- 0.2%*<F26>
                Lockheed Martin Corporation:
         500      Expiration September 2003, Exercise Price $50.00                                               185,000
                Standard and Poor's 500 Index:
       1,700      Expiration April 2003, Exercise Price $900.00                                                  612,000
         800      Expiration April 2003, Exercise Price $925.00                                                  106,000
                                                                                                            ------------
                TOTAL CALL OPTIONS (Cost $4,100,000)                                                             903,000
                                                                                                            ------------

                PUT OPTIONS PURCHASED -- 3.5%*<F26>
                ADTRAN, Inc.:
         400      Expiration May 2003, Exercise Price $30.00                                                      35,000
                Advanced Fibre Communications, Inc:
         600      Expiration April 2003, Exercise Price $17.50                                                   147,000
                Alaska Air Group, Inc.:
         400      Expiration July 2003, Exercise Price $17.50                                                    123,000
                American Express Company:
         300      Expiration April 2003, Exercise Price $32.50                                                    27,750
                Bank of America Corporation:
       1,200      Expiration May 2003, Exercise Price $65.00                                                     237,000
                The Bank of New York Company, Inc.:
         300      Expiration April 2003, Exercise Price $25.00                                                   141,000
                Best Buy Co., Inc.:
         600      Expiration June 2003, Exercise Price $22.50                                                     72,000
         500      Expiration June 2003, Exercise Price $25.00                                                     98,750
         200      Expiration September 2003, Exercise Price $25.00                                                60,500
                The Boeing Company:
         400      Expiration May 2003, Exercise Price $25.00                                                      61,000
                Cablevision Systems, New York Group - Class A:
         500      Expiration June 2003, Exercise Price $15.00                                                     35,000
                Cal Dive International, Inc:
         200      Expiration June 2003, Exercise Price $17.50                                                     25,500
                Cardinal Health, Inc.:
         300      Expiration April 2003, Exercise Price $50.00                                                    12,750
                Caterpillar Inc.:
         200      Expiration May 2003, Exercise Price $45.00                                                      25,500
         200      Expiration August 2003, Exercise Price $40.00                                                   25,500
                CDW Computer Centers, Inc.:
         450      Expiration April 2003, Exercise Price $45.00                                                   209,250
                Centex Corporation:
         150      Expiration April 2003, Exercise Price $50.00                                                    10,500
         300      Expiration July 2003, Exercise Price $45.00                                                     54,750
                Cisco Systems, Inc.:
         400      Expiration April 2003, Exercise Price $12.50                                                    14,000
       1,600      Expiration April 2003, Exercise Price $15.00                                                   332,000
                Clear Channel Communications, Inc.:
         300      Expiration April 2003, Exercise Price $35.00                                                    67,500
                The Clorox Company:
         400      Expiration July 2003, Exercise Price $40.00                                                     26,000
         200      Expiration October 2003, Exercise Price $40.00                                                  27,500
                Coach, Inc.:
         200      Expiration August 2003, Exercise Price $30.00                                                   24,500
                Countrywide Financial Corporation:
         700      Expiration April 2003, Exercise Price $50.00                                                    14,000
         200      Expiration July 2003, Exercise Price $50.00                                                     27,000
                Cox Communications, Inc. - Class A:
         400      Expiration June 2003, Exercise Price $25.00                                                     26,000
                CTI Molecular Imaging, Inc.:
         500      Expiration June 2003, Exercise Price $20.00                                                    110,000
                Cymer, Inc.:
         500      Expiration May 2003, Exercise Price $22.50                                                      92,500
         400      Expiration May 2003, Exercise Price $25.00                                                     123,000
         500      Expiration May 2003, Exercise Price $30.00                                                     332,500
                Dell Computer Corporation:
         500      Expiration April 2003, Exercise Price $27.50                                                    52,500
                Dow Jones & Company, Inc.:
         350      Expiration June 2003, Exercise Price $35.00                                                     92,750
                Dow Jones Industrial Average CBOE:
       1,100      Expiration April 2003, Exercise Price $76.00                                                    90,750
                eBay Inc.:
         300      Expiration April 2003, Exercise Price $60.00                                                       750
                Electronic Arts Inc.:
         200      Expiration June 2003, Exercise Price $45.00                                                     14,500
                Fannie Mae:
         200      Expiration April 2003, Exercise Price $55.00                                                     2,500
         500      Expiration June 2003, Exercise Price $55.00                                                     58,750
         500      Expiration June 2003, Exercise Price $60.00                                                    107,500
                Fifth Third Bancorp:
         300      Expiration May 2003, Exercise Price $50.00                                                      75,750
                FleetBoston Financial Corporation:
         500      Expiration April 2003, Exercise Price $27.50                                                   185,000
                Freddie Mac:
       1,000      Expiration April 2003, Exercise Price $50.00                                                    57,500
       1,000      Expiration July 2003, Exercise Price $50.00                                                    250,000
                General Electric Company:
       2,000      Expiration June 2003, Exercise Price $22.50                                                    135,000
                General Mills, Inc.:
         300      Expiration April 2003, Exercise Price $40.00                                                     3,000
         500      Expiration July 2003, Exercise Price $40.00                                                     42,500
         300      Expiration July 2003, Exercise Price $45.00                                                     67,500
                General Motors Corporation:
         300      Expiration June 2003, Exercise Price $32.50                                                     69,000
                Golden West Financial Corporation:
         400      Expiration May 2003, Exercise Price $70.00                                                      73,000
                The Goldman Sachs Group, Inc.:
         600      Expiration April 2003, Exercise Price $65.00                                                    67,500
                GreenPoint Financial Corp.:
         700      Expiration April 2003, Exercise Price $40.00                                                     8,750
                Harman International Industries, Incorporated:
         200      Expiration July 2003, Exercise Price $55.00                                                     66,000
         100      Expiration July 2003, Exercise Price $60.00                                                     54,500
                H&R Block, Inc.:
         300      Expiration July 2003, Exercise Price $35.00                                                     33,750
                Imation Corp.:
          25      Expiration April 2003, Exercise Price $30.00                                                       313
          95      Expiration April 2003, Exercise Price $35.00                                                     4,513
          35      Expiration July 2003, Exercise Price $30.00                                                      3,063
                Intel Corporation:
         200      Expiration April 2003, Exercise Price $17.50                                                    30,000
       1,000      Expiration July 2003, Exercise Price $15.00                                                    115,000
                Iron Mountain Incorporated:
         450      Expiration April 2003, Exercise Price $30.00                                                     5,625
         300      Expiration July 2003, Exercise Price $30.00                                                     12,750
                iShares Dow Jones U.S. Financial Sector Index Fund:
         750      Expiration May 2003, Exercise Price $60.00                                                      69,375
         300      Expiration May 2003, Exercise Price $65.00                                                      78,000
                JetBlue Airways Corporation:
         300      Expiration June 2003, Exercise Price $25.00                                                     46,500
                KB HOME:
         400      Expiration July 2003, Exercise Price $40.00                                                     75,000
                KLA-Tencor Corporation:
         350      Expiration June 2003, Exercise Price $30.00                                                     54,250
                Kohl's Corporation:
         100      Expiration April 2003, Exercise Price $55.00                                                    14,250
                L-3 Communications Holdings, Inc.:
       1,900      Expiration April 2003, Exercise Price $35.00                                                    38,000
                Lear Corporation:
         200      Expiration June 2003, Exercise Price $35.00                                                     49,000
                Lennar Corporation:
         400      Expiration May 2003, Exercise Price $50.00                                                      60,000
                Lexmark International, Inc.:
         300      Expiration April 2003, Exercise Price $55.00                                                     5,250
         200      Expiration July 2003, Exercise Price $55.00                                                     26,000
                Maxim Integrated Products, Inc.:
         300      Expiration May 2003, Exercise Price $30.00                                                      30,750
                M.D.C. Holdings, Inc.:
         400      Expiration June 2003, Exercise Price $35.00                                                     60,000
                Mentor Corporation:
       1,000      Expiration April 2003, Exercise Price $17.50                                                    95,000
                Molex Incorporated:
         300      Expiration August 2003, Exercise Price $20.00                                                   51,750
                Moody's Corporation:
         200      Expiration May 2003, Exercise Price $40.00                                                       5,500
                The NASDAQ Composite Index:
         300      Expiration May 2003, Exercise Price $45.00                                                     163,500
                NetScreen Technologies, Inc.:
         500      Expiration June 2003, Exercise Price $15.00                                                     78,750
         500      Expiration June 2003, Exercise Price $17.50                                                    135,000
         500      Expiration September 2003, Exercise Price $17.50                                               180,000
                New Century Financial Corporation:
         200      Expiration May 2003, Exercise Price $25.00                                                      11,000
                Nokia Oyj -- ADR:
         500      Expiration April 2003, Exercise Price $15.00                                                    62,500
         500      Expiration July 2003, Exercise Price $15.00                                                    105,000
                Nordstrom, Inc.:
         765      Expiration July 2003, Exercise Price $17.50                                                    174,038
                North Fork Bancorporation, Inc.:
         200      Expiration May 2003, Exercise Price $32.50                                                      70,000
                Novellus Systems, Inc.:
         300      Expiration June 2003, Exercise Price $30.00                                                    141,000
                OmniVision Technologies, Inc.:
         400      Expiration June 2003, Exercise Price $22.50                                                    180,000
                PG&E Corporation:
         400      Expiration June 2003, Exercise Price $12.50                                                     30,000
         350      Expiration June 2003, Exercise Price $15.00                                                     69,125
                PNC Financial Services Group:
         300      Expiration May 2003, Exercise Price $40.00                                                      37,500
                PolyMedica Corporation:
         300      Expiration June 2003, Exercise Price $30.00                                                    111,000
                PPG Industries, Inc.:
         300      Expiration April 2003, Exercise Price $40.00                                                     9,750
                Pulte Homes, Inc.:
         400      Expiration July 2003, Exercise Price $45.00                                                     93,000
                QUALCOMM Inc:
         500      Expiration April 2003, Exercise Price $32.50                                                    20,000
         500      Expiration April 2003, Exercise Price $35.00                                                    51,250
         700      Expiration July 2003, Exercise Price $30.00                                                    117,250
                Radian Group Inc.:
         200      Expiration April 2003, Exercise Price $35.00                                                    44,000
                Rent-A-Center, Inc.:
         200      Expiration September 2003, Exercise Price $45.00                                                49,000
                Retail HOLDRs Trust:
       1,600      Expiration April 2003, Exercise Price $70.00                                                   308,000
                Ruby Tuesday, Inc.:
         120      Expiration April 2003, Exercise Price $20.00                                                     7,200
         120      Expiration October 2003, Exercise Price $17.50                                                  10,800
                The Ryland Group, Inc.:
         700      Expiration July 2003, Exercise Price $35.00                                                     73,500
                SAP AG - ADR:
         300      Expiration June 2003, Exercise Price $17.50                                                     45,000
                Sears, Roebuck and Co.:
         300      Expiration April 2003, Exercise Price $25.00                                                    44,250
                Semiconductor HOLDRs Trust:
       1,000      Expiration August 2003, Exercise Price $22.50                                                  230,000
                The Shaw Group Inc.:
         650      Expiration April 2003, Exercise Price $17.50                                                   484,250
                Silicon Laboratories Inc.:
         300      Expiration July 2003, Exercise Price $20.00                                                     42,750
                Software HOLDRs Trust:
         500      Expiration August 2003, Exercise Price $25.00                                                  122,500
                Sprint Corporation
         500      Expiration May 2003, Exercise Price $15.00                                                     165,000
                The Standard & Poor's 100 Index:
         200      Expiration April 2003, Exercise Price $410.00                                                  109,000
       1,200      Expiration May 2003, Exercise Price $400.00                                                    996,000
                Standard and Poor's 500 Index:
       3,000      Expiration April 2003, Exercise Price $800.00                                                2,100,000
       1,000      Expiration April 2003, Exercise Price $850.00                                                2,325,000
         200      Expiration May 2003, Exercise Price $800.00                                                    339,000
         800      Expiration May 2003, Exercise Price $825.00                                                  1,980,000
                Starbucks Corporation:
       1,400      Expiration July 2003, Exercise Price $20.00                                                     52,500
                STMicroelectronics N.V. - NYS:
         400      Expiration April 2003, Exercise Price $20.00                                                    63,000
                SunTrust Banks, Inc.:
         800      Expiration April 2003, Exercise Price $55.00                                                   224,000
                Synopsys, Inc.:
         200      Expiration April 2003, Exercise Price $40.00                                                    13,000
                TECO Energy, Inc.:
         500      Expiration May 2003, Exercise Price $12.50                                                     118,750
                Texas Instruments Incorporated:
         900      Expiration April 2003, Exercise Price $15.00                                                    31,500
                3M Co.:
         300      Expiration April 2003, Exercise Price $120.00                                                   24,000
                Toll Brothers, Inc.:
         440      Expiration June 2003, Exercise Price $17.50                                                     44,000
         300      Expiration June 2003, Exercise Price $20.00                                                     57,750
                Trimeris, Inc.:
         600      Expiration October 2003, Exercise Price $35.00                                                 204,000
                United Rentals, Inc.:
         350      Expiration June 2003, Exercise Price $10.00                                                     53,375
                U.S. Bancorp:
         500      Expiration June 2003, Exercise Price $20.00                                                     85,000
                VERITAS Software Corporation:
         400      Expiration May 2003, Exercise Price $17.50                                                      60,000
                Verizon Communications Inc.:
         500      Expiration April 2003, Exercise Price $32.50                                                    22,500
                Washington Mutual, Inc.:
         500      Expiration April 2003, Exercise Price $35.00                                                    40,000
                Waste Connections, Inc.:
         125      Expiration April 2003, Exercise Price $35.00                                                    15,938
                Wells Fargo & Company:
         700      Expiration April 2003, Exercise Price $45.00                                                    82,250
         500      Expiration April 2003, Exercise Price $47.50                                                   140,000
                Western Digital Corporation:
       1,000      Expiration April 2003, Exercise Price $7.50                                                      7,500
                Whirlpool Corporation:
         300      Expiration June 2003, Exercise Price $45.00                                                     59,250
                Xilinx, Inc.:
         200      Expiration June 2003, Exercise Price $22.50                                                     45,000
                                                                                                            ------------
                TOTAL PUT OPTIONS (Cost $23,918,462)                                                          17,915,115
                                                                                                            ------------

      SHARES
      ------
                PREFERRED STOCK -- 1.2%*<F26>
     252,300    Aura Systems, Inc. (Acquired 3/31/2003, Cost $2,275,000)**<F27>(4)<F32> (7)<F35> r<F28>        2,275,000
      28,200    Freeport-McMoRan Copper & Gold, Inc. - Series Gold**<F27>                                        933,420
     109,900    Freeport-McMoRan Copper & Gold, Inc. - Series Silver**<F27>                                      978,110
      57,000    Freeport-McMoRan Copper & Gold, Inc. - Series II**<F27>                                        1,858,200
         200    KCS Energy, Inc. (Acquired 2/20/2001, Cost $200,000)**<F27>(4)<F32> r<F28>                       200,000
                                                                                                            ------------
                TOTAL PREFERRED STOCK (Cost $5,477,487)                                                        6,244,730
                                                                                                            ------------

                WARRANTS -- 0.7%*<F26>
     250,000    Alamos Gold Inc.
                  Expiration July 2003, Exercise Price $0.90 CN
                  (Acquired 2/21/2003, Cost $5,000)(4)<F32> r<F28>                                               109,882
     350,000    Alamos Gold Inc.
                  Expiration July 2004, Exercise Price $0.56 CN
                  (Acquired 2/21/2003, Cost $7,000)(4)<F32> r<F28>                                               194,286
     115,000    Almaden Minerals Ltd.
                  Expiration April 2004, Exercise Price $0.51 CN
                  (Acquired 4/02/2002, Cost $1,150)(4)<F32> r<F28>                                                 9,968
      93,750    Apollo Gold Corporation
                  Expiration March 2004, Exercise Price $1.60
                  (Acquired 7/12/2002, Cost $938)(4)<F32> r<F28>                                                 102,188
      66,666    Ashanti Goldfields Company Ltd.
                  Expiration April 2004, Exercise Price $3.00
                  (Acquired 4/29/2002, Cost $147,332)(4)<F32> r<F28>                                             121,865
      66,667    Ashanti Goldfields Company Ltd.
                  Expiration October 2004, Exercise Price $3.00
                  (Acquired 4/29/2002, Cost $147,334)(4)<F32> r<F28>                                             121,867
      66,667    Ashanti Goldfields Company Ltd.
                  Expiration April 2005, Exercise Price $3.00
                  (Acquired 4/29/2002, Cost $147,334)(4)<F32> r<F28>                                             121,867
     111,112    Atacama Minerals Corp.
                  Expiration May 2003, Exercise Price $1.10 CN
                  (Acquired 5/22/2002, Cost $1,111)(4)<F32> r<F28>                                                   755
     100,000    Aurora Platinum Corp.
                  Expiration September 2003, Exercise Price $4.75 CN
                  (Acquired 9/03/2002, Cost $1,000)(4)<F32> r<F28>                                                   680
       1,785    Avigen, Inc.
                  Expiration November 2004, Exercise Price $28.00
                  (Acquired 11/11/1999, Cost $223)(4)<F32> r<F28>                                                      2
     250,000    Canarc Resource Corp.
                  Expiration September 2004, Exercise Price $0.50 CN
                  (Acquired 9/30/2002, Cost $2,500)(4)<F32> r<F28>                                                 1,700
     135,000    Candente Resource Corp.
                  Expiration May 2003, Exercise Price $0.44 CN
                  (Acquired 5/16/2002, Cost $1,350)(4)<F32> r<F28>                                                19,687
     750,000    Cardero Resource Corp.
                  Expiration December 2003, Exercise Price $1.60 CN
                  (Acquired 12/27/2002, Cost $7,500)(4)<F32> r<F28>                                                5,099
     196,850    Cardima, Inc.
                  Expiration August 2005, Exercise Price $1.91
                  (Acquired 8/09/2001, Cost $19,685)(4)<F32> r<F28>                                               19,685
     312,499    Cardima, Inc.
                  Expiration August 2006, Exercise Price $0.90
                  (Acquired 8/05/2002, Cost $3,125)(4)<F32> r<F28>                                                 3,125
     250,000    Claude Resources, Inc.
                  Expiration January 2004, Exercise Price $1.85 CN
                  (Acquired 1/31/2003, Cost $2,500)(4)<F32> r<F28>                                                 1,700
   1,500,000    Cusac Gold Mines Limited
                  Expiration October 2004, Exercise Price $0.40 CN
                  (Acquired 10/24/2002, Cost $15,000)(4)<F32> r<F28>                                              10,198
     600,000    Desert Sun Mining Corp.
                  Expiration August 2004, Exercise Price $0.50 CN
                  (Acquired 2/05/2003, Cost $6,000)(4)<F32> r<F28>                                               121,966
     750,000    Desert Sun Mining Corp.
                  Expiration August 2004, Exercise Price $1.25 CN
                  (Acquired 2/18/2003, Cost $7,500)(4)<F32> r<F28>                                                 5,099
     500,000    East West Resource Corporation
                  Expiration May 2004, Exercise Price $0.13 CN
                  (Acquired 5/13/2002, Cost $5,000)(4)<F32> r<F28>                                                 3,399
     670,000    Farallon Resources Ltd.
                  Expiration April 2004, Exercise Price $0.40 CN
                  (Acquired 4/12/2002, Cost $6,700)(4)<F32> r<F28>                                                 4,555
     857,143    Franklin Lake Resources Inc.
                  Expiration November 2004, Exercise Price $0.50
                  (Acquired 11/04/2002, Cost $8,571)(4)<F32> r<F28>                                                8,571
     694,444    Golden Goliath Resources Ltd.
                  Expiration December 2004, Exercise Price $0.22 CN
                  (Acquired 12/13/2002, Cost $6,944)(4)<F32> r<F28>                                                4,721
     250,000    Golden Star Resources Ltd.
                  Expiration December 2003, Exercise Price $0.70
                  (Acquired 12/19/2001, Cost $2,500)(4)<F32> r<F28>                                              233,750
     250,000    Golden Star Resources Ltd.
                  Expiration December 2004, Exercise Price $1.50
                  (Acquired 12/11/2002, Cost $2,500)(4)<F32> r<F28>                                               63,750
     800,000    Goldrea Resources Corp.
                  Expiration June 2004, Exercise Price $0.24 CN
                  (Acquired 12/31/2002, Cost $8,000)(4)<F32> r<F28>                                               23,115
     650,000    Great Basin Gold Ltd.
                  Expiration January 2004, Exercise Price $1.80 CN
                  (Acquired 1/30/2003, Cost $6,500)(4)<F32> r<F28>                                                 4,419
     222,222    IMA Exploration Inc.
                  Expiration May 2004, Exercise Price $0.53 CN
                  (Acquired 5/23/2002, Cost $2,222)(4)<F32> r<F28>                                                47,061
     531,915    IMA Exploration Inc.
                  Expiration September 2004, Exercise Price $0.55 CN
                  (Acquired 9/23/2002, Cost $5,319)(4)<F32> r<F28>                                               105,414
      50,299    InSite Vision Incorporated
                  Expiration April 2004, Exercise Price $5.64
                  (Acquired 4/28/2000, Cost $50)(4)<F32> r<F28>                                                       50
     650,000    International KRL Resources Corp.
                  Expiration October 2004, Exercise Price $0.20 CN
                  (Acquired 10/08/2002, Cost $6,500)(4)<F32> r<F28>                                                4,419
     375,000    Intrepid Minerals Corporation
                  Expiration May 2004, Exercise Price $0.55 CN
                  (Acquired 11/29/2002, Cost $3,750)(4)<F32> r<F28>                                               34,673
      75,000    Kirkland Lake Gold Inc.
                  Expiration December 2003, Exercise Price $1.30 CN
                  (Acquired 12/14/2001, Cost $750)(4)<F32> r<F28>                                                 48,440
   1,750,000    Madison Enterprises Corp.
                  Expiration September 2003, Exercise Price $0.12 CN
                  (Acquired 3/21/2002, Cost $17,500)(4)<F32> r<F28>                                               79,713
   1,000,000    Madison Enterprises Corp.
                  Expiration November 2004, Exercise Price $0.18 CN
                  (Acquired 11/05/2002, Cost $10,000)(4)<F32> r<F28>                                               6,799
     600,000    Maximus Ventures Ltd.
                  Expiration March 2005, Exercise Price $0.45 CN
                  (Acquired 3/04/2003, Cost $6,000)(4)<F32> r<F28>                                                 4,079
     950,000    Metallica Resources, Inc.
                  Expiration March 2005, Exercise Price $2.00 CN
                  (Acquired 3/11/2003, Cost $9,500)(4)<F32> r<F28>                                                 6,459
     125,000    Metalline Mining Co. Inc.
                  Expiration June 2006, Exercise Price $5.00
                  (Acquired 6/29/2001, Cost $1,250)(4)<F32> r<F28>                                                 1,250
      22,220    Metalline Mining Co. Inc.
                  Expiration June 2006, Exercise Price $5.00
                  (Acquired 10/08/2002, Cost $222)(4)<F32> r<F28>                                                    222
     133,896    Minefinders Corporation Ltd.
                  Expiration July 2003, Exercise Price $1.40 CN
                  (Acquired 6/22/2001, Cost $1,339)(4)<F32> r<F28>                                               471,990
     110,514    Minefinders Corporation Ltd.
                  Expiration September 2003, Exercise Price $1.40 CN
                  (Acquired 9/26/2001, Cost $1,105)(4)<F32> r<F28>                                               389,568
     416,666    Minera Andes Inc.
                  Expiration June 2003, Exercise Price $0.25 CN
                  (Acquired 6/21/2002, Cost $4,167)(4)<F32> r<F28>                                                 2,833
      87,500    Neurobiological Technologies, Inc.
                  Expiration February 2004, Exercise Price $1.38
                  (Acquired 11/05/1999, Cost $88)(4)<F32> r<F28>                                                 392,875
     250,000    Nevada Pacific Gold Ltd.
                  Expiration May 2003, Exercise Price $0.70 CN
                  (Acquired 5/23/2002, Cost $2,500)(4)<F32> r<F28>                                                 1,700
     464,699    Orezone Resources Inc.
                  Expiration July 2004, Exercise Price $0.30 CN
                  (Acquired 7/19/2002, Cost $4,647)(4)<F32> r<F28>                                                52,918
     500,000    Orezone Resources Inc.
                  Expiration August 2004, Exercise Price $0.60 CN
                  (Acquired 2/27/2003, Cost $5,000)(4)<F32> r<F28>                                                 3,399
     500,000    Pillar Resources Inc.
                  Expiration February 2004, Exercise Price $0.55 CN
                  (Acquired 2/18/2003, Cost $5,000)(4)<F32> r<F28>                                                87,531
     468,750    Platinum Group Metals Ltd.
                  Expiration December 2004, Exercise Price $0.75 CN
                  (Acquired 12/23/2002, Cost $4,688)(4)<F32> r<F28>                                                3,187
     500,000    Radius Explorations Ltd.
                  Expiration January 2004, Exercise Price $0.55 CN
                  (Acquired 1/06/2003, Cost $5,000)(4)<F32> r<F28>                                               110,647
   1,000,000    Redstar Gold Corp.
                  Expiration May 2004, Exercise Price $0.15 CN
                  (Acquired 5/31/2002, Cost $10,000)(4)<F32> r<F28>                                                6,799
   1,000,000    Rimfire Minerals Corporation
                  Expiration April 2004, Exercise Price $0.45 CN
                  (Acquired 4/15/2002, Cost $10,000)(4)<F32> r<F28>                                               40,791
     625,000    Ross River Minerals Inc.
                  Expiration November 2003, Exercise Price $0.35 CN
                  (Acquired 5/21/2002, Cost $6,250)(4)<F32> r<F28>                                                 4,249
     333,334    St. Jude Resources Ltd.
                  Expiration June 2004, Exercise Price $0.90 CN
                  (Acquired 12/03/2002, Cost $3,333)(4)<F32> r<F28>                                               36,826
   2,000,000    SAMEX Mining Corp.
                  Expiration March 2004, Exercise Price $0.20 CN
                  (Acquired 3/05/2002, Cost $20,000)(4)<F32> r<F28>                                               13,597
     125,000    Silver Standard Resources Inc.
                  Expiration October 2003, Exercise Price $3.00 CN
                  (Acquired 10/29/2001, Cost $1,250)(4)<F32> r<F28>                                              339,928
      75,000    Silver Standard Resources Inc.
                  Expiration May 2004, Exercise Price $4.80 CN
                  (Acquired 5/10/2002, Cost $750)(4)<F32> r<F28>                                                  58,638
   1,000,000    Silverado Gold Mines Ltd.
                  Expiration May 2003, Exercise Price $0.20
                  (Acquired 5/06/2002, Cost $10,000)(4)<F32> r<F28>                                               10,000
   1,750,000    South American Gold and Copper Company Limited
                  Expiration March 2004, Exercise Price $0.08 CN
                  (Acquired 3/28/2002, Cost $17,500)(4)<F32> r<F28>                                               11,897
     500,500    Starfield Resources Inc.
                  Expiration October 2003, Exercise Price $0.55 CN
                  (Acquired 10/10/2001, Cost $5,005)(4)<F32> r<F28>                                                3,403
     666,667    Sultan Minerals Inc.
                  Expiration August 2003, Exercise Price $0.25 CN
                  (Acquired 8/13/2001, Cost $6,667)(4)<F32> r<F28>                                                 4,532
     500,000    Sultan Minerals Inc.
                  Expiration January 2004, Exercise Price $0.32 CN
                  (Acquired 1/18/2002, Cost $5,000)(4)<F32> r<F28>                                                 3,399
     500,000    Tumi Resources Limited
                  Expiration December 2004, Exercise Price $0.35 CN
                  (Acquired 12/13/2002, Cost $5,000)(4)<F32> r<F28>                                               97,729
      62,500    Wheaton River Minerals Ltd.
                  Expiration May 2007, Exercise Price $1.65 CN
                  (Acquired 5/30/2002, Cost $625)(4)<F32> r<F28>                                                     425
     200,000    Xenolix Technologies, Inc.
                  Expiration February 2004, Exercise Price $2.00
                  (Acquired 2/04/2002, Cost $2,000)(4)<F32> r<F28>                                                   200
                                                                                                            ------------
                TOTAL WARRANTS (Cost $770,274)                                                                 3,805,539
                                                                                                            ------------

   PRINCIPAL
     AMOUNT
   ---------
                CONVERTIBLE DEBENTURES -- 0.1%*<F26>
 $   300,000    Golden Phoenix Minerals, Inc. (Acquired 1/14/2000, Cost $300,000)(4)<F32> r<F28>                 421,478
                                                                                                            ------------

                CORPORATE NOTES -- 2.3%*<F26>
                Canyon Resources Corporation
     549,000      6.000%, 3/01/2005 (Acquired 3/03/2003, Cost $549,000)(4)<F32> r<F28>                           422,702
                Globalstar LP/Capital:
  62,414,000      11.375%, 2/15/2004(8)<F36>                                                                   3,432,770
  39,299,000      11.250%, 6/15/2004(8)<F36>                                                                   2,161,445
  53,090,000      10.750%, 11/01/2004(8)<F36>                                                                  2,919,950
  36,930,000      11.500%, 6/01/2005(8)<F36>                                                                   2,031,150
                Itronics Inc.:
     250,000      12.000%, 5/14/2004 (Acquired 5/14/2001, Cost $250,000)(4)<F32> (8)<F36> r<F28>                 250,000
     380,000      12.000%, 10/24/2004 (Acquired 10/24/2001, Cost $380,000)(4)<F32> (8)<F36> r<F28>               380,000
     100,000      12.000%, 3/15/2005 (Acquired 3/15/2002, Cost $100,000)(4)<F32> (8)<F36> r<F28>                 100,000
                                                                                                            ------------
                TOTAL CORPORATE NOTES: (Cost $24,376,543)                                                     11,698,017
                                                                                                            ------------

                U.S. TREASURY OBLIGATIONS -- 57.2%*<F26>
                U.S. Treasury Notes:
  12,300,000    4.250%, 5/31/2003(5)<F33>                                                                     12,362,459
  13,600,000    3.875%, 6/30/2003(5)<F33>                                                                     13,692,970
   4,800,000    3.875%, 7/31/2003(5)<F33>                                                                      4,844,064
   4,200,000    3.625%, 8/31/2003(5)<F33>                                                                      4,242,983
   7,560,000    3.625%, 3/31/2004(5)<F33>                                                                      7,744,275
  33,700,000    3.375%, 4/30/2004(5)<F33>                                                                     34,487,198
  15,900,000    3.250%, 5/31/2004(5)<F33>                                                                     16,273,284
  28,000,000    2.875%, 6/30/2004(5)<F33>                                                                     28,564,368
  35,700,000    2.250%, 7/31/2004(5)<F33>                                                                     36,158,816
   1,400,000    6.000%, 8/15/2004(5)<F33>                                                                      1,490,125
  37,100,000    2.125%, 8/31/2004(5)<F33>                                                                     37,528,950
  13,800,000    2.125%, 10/31/2004(5)<F33>                                                                    13,967,104
  46,100,000    2.000%, 11/30/2004(5)<F33>                                                                    46,562,798
  13,600,000    1.750%, 12/31/2004                                                                            13,678,091
  22,500,000    1.625%, 1/31/2005                                                                             22,570,313
                                                                                                            ------------
                TOTAL U.S. TREASURY OBLIGATIONS (Cost $291,379,368)                                          294,167,798
                                                                                                            ------------

                SHORT TERM INVESTMENTS -- 7.7%*<F26>

                Mutual Funds -- 1.1%*<F26>
   5,477,316    Treasury Cash Series II                                                                        5,477,316

                U.S. Treasury Obligations -- 6.6%*<F26>
                U.S. Treasury Bills:
   9,500,000      1.03%, 4/03/2003                                                                             9,499,455
   6,500,000      1.00%, 4/10/2003                                                                             6,498,375
  18,000,000      1.03%, 4/24/2003                                                                            17,988,161
                                                                                                            ------------
                                                                                                              33,985,991
                                                                                                            ------------
                TOTAL SHORT-TERM INVESTMENTS
                  (Cost $39,463,307)                                                                          39,463,307
                                                                                                            ------------
                TOTAL INVESTMENTS
                  (Cost $493,817,384) (see note 1)                                                          $491,338,906
                                                                                                            ------------
                                                                                                            ------------

      CN   - Canadian Dollars
     ADR   - American Depository Receipt
     NYS   - New York Shares
  *<F26>   Calculated as a percentage of net assets.
 **<F27>   Non-income producing security.
  R<F28>   Restricted security.
(1)<F29> Shares are held to cover all or a portion of a corresponding short position.
(2)<F30>   Private placement issue (trades at a discount to market value).
(3)<F31>   Foreign security.
(4)<F32>   Fair valued security.
(5)<F33> All or a portion of the securities have been committed as collateral for open short positions.
(6)<F34> Holding entitles Fund to 525,738 voting rights for Maxam Gold Corporation Preferred and 52,574 voting rights for MCM Custom Milling Corporation.
(7)<F35>   Affiliated company.  See Note 8 in Notes to the Financial
           Statements.
(8)<F36>   Security in default.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2003
(UNAUDITED)

  SHARES                                                              VALUE
  ------                                                              -----
    10,000   ADTRAN, Inc.                                         $    359,100
   150,000   Advanced Energy Industries, Inc.                        1,288,500
   195,000   Advanced Fibre Communications, Inc.                     2,952,300
   100,000   Advanced Micro Devices, Inc.                              618,000
    38,000   Ambac Financial Group, Inc.                             1,919,760
    15,000   American Capital Strategies, Ltd.                         336,000
    10,000   American Express Company                                  332,300
    40,000   American International Group, Inc.                      1,978,000
    20,000   American Pharmaceutical Partners, Inc.                    383,000
    35,100   Amylin Pharmaceuticals, Inc.                              568,620
    25,000   AutoNation, Inc.                                          318,750
   100,000   BEA Systems, Inc.                                       1,019,000
    45,000   Belden Inc.                                               483,750
    60,000   Best Buy Co., Inc.                                      1,618,200
    95,000   The Boeing Company                                      2,380,700
    30,000   Broadcom Corporation - Class A                            370,500
   116,000   Brunswick Corporation                                   2,204,000
    43,800   Cal Dive International, Inc.                              788,838
    42,000   Capital One Financial Corporation                       1,260,420
    10,000   CDW Computer Centers, Inc.                                408,000
   150,000   Cisco Systems, Inc.                                     1,947,000
    60,000   Citigroup Inc.                                          2,067,000
   142,000   Clayton Homes, Inc.                                     1,567,680
    35,000   Clear Channel Communications, Inc.                      1,187,200
    40,000   Cleco Corporation                                         502,000
    49,000   The Coca-Cola Company                                   1,983,520
    17,400   Convergys Corporation                                     229,680
    74,000   Cree, Inc.                                              1,370,480
   235,000   DIAMONDS Trust, Series I                               18,757,700
    65,000   Dillard's, Inc. - Class A                                 839,800
   117,500   D.R. Horton, Inc.                                       2,256,000
    85,000   Duke Energy Corporation                                 1,235,900
     7,500   Enesco Group, Inc.                                         53,775
    85,000   ESS Technology, Inc.                                      506,600
    70,000   Ethan Allen Interiors Inc.                              2,060,100
    58,000   Fannie Mae                                              3,790,300
    52,500   Federated Department Stores, Inc.                       1,471,050
    35,000   Fifth Third Bancorp                                     1,754,900
    68,000   Freddie Mac                                             3,610,800
   125,500   GATX Corporation                                        1,817,240
    75,000   General Electric Company                                1,912,500
   130,000   General Motors Corporation                              4,370,600
    66,000   GreenPoint Financial Corp.                              2,957,460
    68,000   Harley-Davidson, Inc.                                   2,700,280
   122,000   Hewlett-Packard Company                                 1,897,100
    80,000   The Home Depot, Inc.                                    1,948,800
    10,000   InterMune Inc.                                            214,500
    25,000   International Business Machines Corporation             1,960,750
    55,000   Intersil Corporation - Class A                            855,800
    23,500   Iron Mountain Incorporated                                898,875
    35,500   Irwin Financial Corporation                               691,895
    30,000   iShares Dow Jones U.S. Financial Sector Index Fund      1,946,700
    55,000   J.P. Morgan Chase & Co.                                 1,304,050
    30,000   Juniper Networks, Inc.                                    245,100
     5,700   KCS Energy, Inc.                                           16,530
    45,000   Kohl's Corporation                                      2,546,100
    64,500   Lamar Advertising Company                               1,893,075
     3,000   LightPath Technologies, Inc. - Class A                      3,840
    73,000   MBIA Inc.                                               2,820,720
   109,000   MBNA Corporation                                        1,640,450
    60,000   McKesson Corporation                                    1,495,800
    15,000   MedImmune, Inc.                                           492,450
    95,000   Mentor Corporation                                      1,625,450
    10,000   Mercury Interactive Corporation                           296,800
    20,000   Meridian Gold Inc.                                        189,000
    37,800   MGIC Investment Corporation                             1,484,406
    35,000   Micrel, Incorporated                                      322,700
    60,000   Moody's Corporation                                     2,773,800
    10,000   National City Corporation                                 278,500
    40,000   NetScreen Technologies, Inc.                              671,200
    95,000   Newell Rubbermaid Inc.                                  2,693,250
    20,000   Nextel Communications - Class A                           267,800
    30,000   Nokia Oyj - ADR                                           420,300
   144,500   Nordstrom, Inc.                                         2,340,900
    35,000   NorthWestern Corporation                                   73,500
    10,300   Novellus Systems, Inc.                                    280,881
    71,000   OmniVision Technologies, Inc.                           1,471,120
    30,000   The PMI Group, Inc.                                       766,500
    43,000   Polaris Industries Inc.                                 2,137,960
     5,000   PolyMedica Corporation                                    152,250
    45,000   Precision Castparts Corp.                               1,072,350
    41,000   Radian Group Inc.                                       1,368,580
    14,700   Regions Financial Corporation                             476,280
    40,000   Rent-A-Center, Inc.                                     2,188,400
    74,000   RF Micro Devices, Inc.                                    446,146
    63,000   Ruby Tuesday, Inc.                                      1,285,200
    20,000   SAP AG - ADR                                              379,200
    95,000   SBC Communications Inc.                                 1,905,700
   110,000   Scientific-Atlanta, Inc.                                1,511,400
    37,500   Sears, Roebuck and Co.                                    905,625
   200,000   The Shaw Group Inc.                                     2,010,000
    19,300   Silicon Valley Bancshares                                 351,067
    43,300   Sola International Inc.                                   535,188
   265,000   SPDR Trust Series 1                                    22,456,100
   200,000   Sprint Corporation                                      2,350,000
    18,000   Stage Stores, Inc.                                        381,240
    75,000   Starwood Hotels & Resorts Worldwide, Inc.               1,784,250
    55,000   Synovus Financial Corp.                                   983,950
   150,000   TECO Energy, Inc.                                       1,594,500
   260,000   Tellabs, Inc.                                           1,505,400
   120,000   Terex Corporation                                       1,483,200
    90,000   Toll Brothers, Inc.                                     1,737,000
    15,000   The Toronto-Dominion Bank                                 332,400
   109,000   Tyco International Ltd.                                 1,401,740
   162,300   United Rentals, Inc.                                    1,561,326
    26,300   United States Cellular Corporation                        620,943
    45,000   Univision Communications Inc. - Class A                 1,102,950
     3,000   VeriSign, Inc.                                             26,220
    37,000   Wal-Mart Stores, Inc.                                   1,925,110
    75,000   Waste Connections, Inc.                                 2,587,500
   160,000   Western Digital Corporation                             1,449,600
    50,000   Western Wireless Corporation - Class A                    281,000
    88,000   Whirlpool Corporation                                   4,314,640
    15,000   Xilinx, Inc.                                              351,150
    12,500   Zoran Corporation                                         161,375
                                                                  ------------
             TOTAL SECURITIES SOLD SHORT
               (Proceeds $197,520,295)                            $188,482,885
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

PRUDENT SAFE HARBOR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2003
(UNAUDITED)

   SHARES                                                             VALUE
   ------                                                             -----
                 COMMON STOCKS -- 11.7%

                 CANADA -- 4.8%
       98,000    Central Fund of Canada Limited - Class A         $    454,720
      445,000    Central Fund of Canada Limited - Class A
                   (Acquired 2/14/2003,
                   Cost $1,998,050) r<F37> (1)<F38>(3)<F40>          1,762,512
      542,800    Chesapeake Gold Corp.(2)<F39>                       1,321,112
      310,000    Goldcorp Inc.                                       3,289,100
       85,000    Glamis Gold Ltd.(2)<F39>                              878,900
      458,000    IAMGOLD Corporation                                 1,992,794
      299,000    Placer Dome Inc.                                    2,930,200
      843,400    Western Silver Corporation(2)<F39>                  2,192,840
                                                                  ------------
                                                                    14,822,178
                                                                  ------------

                 CHANNEL ISLANDS -- 0.5%
      130,000    Randgold Resources Limited - ADR(2)<F39>            1,697,800
                                                                  ------------

                 NORWAY -- 0.5%
    2,250,000    Kenor ASA(2)<F39>                                   1,581,297
                                                                  ------------

                 SOUTH AFRICA -- 3.6%
       95,000    AngloGold Limited - ADR                             2,867,100
       75,500    ASA Ltd.                                            2,619,850
      350,000    Durban Roodepoort Deep Limited - ADR(2)<F39>          892,500
      207,000    Gold Fields Limited - ADR                           2,173,500
      210,000    Harmony Gold Mining Company Limited - ADR           2,568,300
                                                                  ------------
                                                                    11,121,250
                                                                  ------------

                 SWEDEN -- 0.4%
    2,073,500    Riddarhyttan Resources AB(2)<F39>                   1,076,000
                                                                  ------------

                 UNITED STATES -- 1.9%
      225,000    Newmont Mining Corporation                          5,883,750
                                                                  ------------
                 TOTAL COMMON STOCK (Cost $35,805,787)              36,182,275
                                                                  ------------

   OUNCES
   ------
                 COMMODITIES -- 1.1%
       10,096    Gold Bullion(1)<F38> (2)<F39>                       3,318,557
                                                                  ------------
                 TOTAL COMMODITIES (Cost $3,094,451)                 3,318,557
                                                                  ------------
 PRINCIPAL
   AMOUNT
 ---------
                 U.S. TREASURY OBLIGATIONS -- 9.9%
                 U.S. Treasury Notes:
  $30,500,000    2.00%, 11/30/2004                                  30,806,190
                                                                  ------------
                 TOTAL U.S. TREASURY OBLIGATIONS
                   (Cost $30,644,384)                               30,806,190
                                                                  ------------

                 FOREIGN TREASURY OBLIGATIONS -- 61.5%

                 CANADA -- 3.0%
                 Canadian Government Bonds:
    2,290,000    5.00%, 12/01/2003                                   1,574,774
   11,530,000    4.25%, 12/01/2004                                   7,899,880
                                                                  ------------
                                                                     9,474,654
                                                                  ------------

                 DENMARK -- 5.0%
                 Kingdom of Denmark Bonds:
    7,250,000    5.00%, 11/15/2003                                   1,081,385
   61,835,000    4.00%, 11/15/2004                                   9,275,795
   33,425,000    5.00%, 8/15/2005                                    5,146,264
                                                                  ------------
                                                                    15,503,444
                                                                  ------------

                 FINLAND -- 0.7%
                 Finnish Government Bond:
    1,970,000    9.50%, 3/15/2004                                    2,292,672
                                                                  ------------

                 FRANCE -- 7.7%
                 French Treasury Notes:
    1,825,000    4.50%, 7/12/2003                                    2,002,079
    2,110,000    4.00%, 1/12/2004                                    2,331,073
   12,312,000    3.50%, 7/12/2004                                   13,617,147
    1,200,000    6.75%, 10/25/2004                                   1,392,931
    3,727,000    7.50%, 4/25/2005                                    4,465,079
                                                                  ------------
                                                                    23,808,309
                                                                  ------------

                 GERMANY -- 10.9%
   12,730,000    Bundesschatzanweisungen:
                 4.25%, 3/12/2004                                   14,140,691
                 Bundesrepub.Deutschland:
    5,720,000    7.50%, 11/11/2004                                   6,730,001
   10,913,000    7.38%, 1/03/2005                                   12,893,119
                                                                  ------------
                                                                    33,763,811
                                                                  ------------

                 NORWAY -- 5.1%
                 Norwegian Government Bond:
  112,813,000    5.75%, 11/30/2004                                  15,707,726
                                                                  ------------
                                                                    15,707,726
                                                                  ------------

                 SWEDEN -- 5.4%
                 Swedish Government Bonds:
   15,950,000    10.25%, 5/05/2003                                   1,891,799
    5,000,000    5.00%, 1/15/2004                                      596,533
  114,740,000    6.00%, 2/09/2005                                   14,110,084
                                                                  ------------
                                                                    16,598,416
                                                                  ------------

                 SWITZERLAND -- 23.7%
                 Swiss Government Bonds:
    9,485,000    6.50%, 4/10/2004                                    7,444,265
   48,398,000    4.50%, 10/07/2004                                  37,901,106
   35,300,000    5.50%, 1/06/2005                                   28,325,677
                                                                  ------------
                                                                    73,671,048
                                                                  ------------
                 TOTAL FOREIGN TREASURY OBLIGATIONS
                   (Cost $178,707,348)                             190,820,080
                                                                  ------------

                 SHORT-TERM INVESTMENTS -- 13.1%

                 U.S. TREASURIES -- 11.6%
                 U.S. Treasury Bills:
    8,000,000    1.00%, 4/10/2003                                    7,998,000
   28,000,000    1.03%, 4/24/2003                                   27,981,504
                                                                  ------------
                                                                    35,979,504
                                                                  ------------

   SHARES
   ------
                 MUTUAL FUNDS -- 1.5%
    4,855,856    Treasury Cash Series II                             4,855,856
                                                                  ------------
                 TOTAL SHORT-TERM INVESTMENTS
                   (Cost $40,835,360)                               40,835,360
                                                                  ------------
                 TOTAL INVESTMENTS
                   (Cost $289,087,330) -- 97.3%                    301,962,462
                 Other Assets less Liabilities -- 2.7%               8,414,498
                                                                  ------------
                 Total Net Assets -- 100.0%                       $310,376,960
                                                                  ------------
                                                                  ------------

      ADR  - American Depository Receipt
   R<F37>  Restricted security.
 (1)<F38>  Fair valued investment.
 (2)<F39>  Non-income producing security.
 (3)<F40>  Private placement issue (trades at a discount to market value).

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2003
(UNAUDITED)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of three series: thePrudent Bear Fund, the Prudent Safe Harbor Fund and the Prudent Bear Large Cap Fund (each a "Fund" and collectively the "Funds"). As of March 31, 2003, the Prudent Bear Large Cap Fund had not commenced operations. The investment objectives of the Funds are set forth below.

     The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high, and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

     The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

     The investment objective of the Prudent Safe Harbor Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations, and equity securities of companies that mine gold and gold bullion. The Prudent Safe Harbor Fund commenced operations on February 2, 2000.

     The investment objective of the Prudent Bear Large Cap Fund is capital appreciation in declining equity markets, which it seeks to obtain primarily through short sales of equity securities as well as selling futures contracts and purchasing put options on stock indices. The Prudent Bear Large Cap Fund had not commenced operations as of March 31, 2003.

     The following is a summary of significant accounting policies consistently followed by the Funds.

     a) Investment Valuation - Common stocks, preferred stocks and securities sold short that are listed on a securities exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At March 31, 2003, such investments represent 8.7% and 1.6% of net assets, at value, in the Prudent Bear Fund and the Prudent Safe Harbor Fund, respectively. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major security dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

     c) Written Option Accounting - The Funds write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

     d) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

     e) Federal Income Taxes - No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

     f) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

     g) Distributions to Shareholders - Dividends from net investment income are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Safe Harbor Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually for both Funds.

     h) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     i) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $547,846 of interest earned on receivables from brokers for proceeds on securities sold short. There was no interest earned on receivables from brokers for proceeds on securities sold short for the Prudent Safe Harbor Fund. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

     j) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Safe Harbor Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     k) Risks of Options, Futures Contracts and Options on Futures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     l) Restricted Securities - The Prudent Bear Fund and the Prudent Safe Harbor Fund own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At March 31, 2003, the Prudent Bear Fund and the Prudent Safe Harbor Fund had restricted securities with an aggregate market value of $42,326,463 and $1,762,512, respectively, representing 8.6% and 0.6% of the net assets of the Prudent Bear Fund and the Prudent Safe Harbor Fund, respectively.

     m) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     n) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds were as follows:

Prudent Bear Fund

No Load Shares:
                                                                           Six Months Ended
                                                                            March 31, 2003
                                                                   ---------------------------------
                                                                         $                 Shares
                                                                   ------------         ------------
     Shares sold                                                    $700,205,412          92,538,388
     Shares issued to holders in reinvestment of dividends            23,322,996           3,151,756
     Shares redeemed                                                (668,180,841)        (88,701,764)
                                                                    ------------         -----------
     Net increase                                                   $ 55,347,567           6,988,380
                                                                    ------------
                                                                    ------------
     Shares Outstanding:
          Beginning of period                                                             62,710,598
                                                                                         -----------
          End of period                                                                   69,698,978
                                                                                         -----------
                                                                                         -----------

                                                                           Six Months Ended
                                                                            March 31, 2003
                                                                   ---------------------------------
                                                                         $                 Shares
                                                                   ------------         ------------
     Shares sold                                                    $  9,869,345           1,331,243
     Shares issued to holders in reinvestment of dividends               297,274              40,890
     Shares redeemed                                                  (4,999,058)           (686,293)
                                                                    ------------         -----------
     Net increase                                                   $  5,167,561             685,840
                                                                    ------------
                                                                    ------------
     Shares Outstanding:
          Beginning of period                                                                962,921
                                                                                         -----------
          End of period                                                                    1,648,761
                                                                                         -----------
                                                                                         -----------

No Load Shares:
                                                                              Year Ended
                                                                          September 30, 2002
                                                                   ---------------------------------
                                                                         $                 Shares
                                                                   ------------         ------------
     Shares sold                                                    $868,787,535         129,021,398
     Shares issued to holders in reinvestment of dividends             4,078,790             853,303
     Shares redeemed                                                (632,946,808)        (96,269,651)
                                                                    ------------         -----------
     Net increase                                                   $239,919,517          33,605,050
                                                                    ------------
                                                                    ------------
     Shares Outstanding:
          Beginning of period                                                             29,105,548
                                                                                         -----------
          End of period                                                                   62,710,598
                                                                                         -----------
                                                                                         -----------

Class C Shares:
                                                                              Year Ended
                                                                          September 30, 2002
                                                                   ---------------------------------
                                                                         $                 Shares
                                                                   ------------         ------------
     Shares sold                                                    $  8,457,907           1,333,601
     Shares issued to holders in reinvestment of dividends                63,278              13,435
     Shares redeemed                                                  (3,640,215)           (610,467)
                                                                    ------------         -----------
     Net increase                                                   $  4,880,970             736,569
                                                                    ------------
                                                                    ------------
     Shares Outstanding:
          Beginning of period                                                                226,352
                                                                                         -----------
          End of period                                                                      962,921
                                                                                         -----------
                                                                                         -----------

Prudent Safe Harbor Fund

                                                                           Six Months Ended
                                                                            March 31, 2003
                                                                   ---------------------------------
                                                                         $                 Shares
                                                                   ------------         ------------
     Shares sold                                                    $453,683,470          39,217,290
     Shares issued to holders in reinvestment of dividends             4,829,642             414,075
     Shares redeemed                                                (278,794,533)        (24,339,585)
                                                                    ------------         -----------
     Net increase                                                   $179,718,579          15,291,780
                                                                    ------------
                                                                    ------------
     Shares Outstanding:
          Beginning of period                                                             11,315,064
                                                                                         -----------
          End of period                                                                   26,606,844
                                                                                         -----------
                                                                                         -----------

                                                                              Year Ended
                                                                          September 30, 2002
                                                                   ---------------------------------
                                                                         $                 Shares
                                                                   ------------         ------------
     Shares sold                                                    $226,790,135          20,888,291
     Shares issued to holders in reinvestment of dividends             1,673,306             156,127
     Shares redeemed                                                (134,136,115)        (12,341,915)
                                                                    ------------         -----------
     Net increase                                                   $ 94,327,326           8,702,503
                                                                    ------------
                                                                    ------------
     Shares Outstanding:
          Beginning of period                                                              2,612,561
                                                                                         -----------
          End of period                                                                   11,315,064
                                                                                         -----------
                                                                                         -----------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Funds for the periods ended March 31, 2003, were as follows:

                         Prudent Bear Fund      Prudent Safe Harbor Fund
                         -----------------      ------------------------
     Purchases              $375,878,276              $320,136,134
     Sales                  $344,798,630              $186,681,146

     Included in these amounts were purchases and sales of long-term U.S. government securities, for the periods ended March 31, 2003, as follows:

                         Prudent Bear Fund      Prudent Safe Harbor Fund
                         -----------------      ------------------------
     Purchases              $313,119,044              $166,736,000
     Sales                  $304,662,831              $165,746,018

     At March 31, 2003, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Prudent Bear Fund
     Appreciation                                              $ 35,970,083
     (Depreciation)                                             (49,138,705)
                                                               ------------
     Net depreciation on investments                           $(13,168,622)
                                                               ------------
                                                               ------------

     Prudent Safe Harbor Fund
     Appreciation                                              $ 16,551,991
     (Depreciation)                                              (4,065,214)
                                                               ------------
     Net appreciation on investments                           $ 12,486,777
                                                               ------------
                                                               ------------

     At March 31, 2003, the cost of investments for federal income tax purposes for the Prudent Bear Fund and the Prudent Safe Harbor Fund were $504,507,528 and $289,475,685, respectively.

     The tax character of distributions paid during 2002 and 2001 was as follows:

     Prudent Bear Fund                     2002                2001
                                           ----                ----
     Ordinary income                    $4,788,817          $7,742,215
     Long-term capital gain                      0                   0
                                        ----------          ----------
                                        $4,788,817          $7,742,215
                                        ----------          ----------
                                        ----------          ----------

     Prudent Safe Harbor Fund              2002                2001
                                           ----                ----
     Ordinary income                    $1,861,639            $190,263
     Long-term capital gain                      0                   0
                                        ----------          ----------
                                        $1,861,639            $190,263
                                        ----------          ----------
                                        ----------          ----------

     As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                   Prudent Bear Fund   Prudent Safe Harbor Fund
                                   -----------------   ------------------------
  Undistributed ordinary income       $14,391,140             $1,300,642
  Undistributed long-term gain        $12,688,038             $1,564,513

     The Prudent Bear Fund realized, on a tax basis, post October losses through September 30, 2002 of $2,251 which are not recognized for tax purposes until the first day of the following fiscal year.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, Inc. Pursuant to its advisory agreements with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Safe Harbor Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds.

     U.S. BancorpFund Services, LLC ("U.S. Bancorp") serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

5.   EXPENSE REDUCTIONS

     The Adviser had directed certain of the Funds' portfolio trades to brokers at best price and execution and has generated directed brokerage credits to reduce certain U.S. Bancorp service provider fees. Shareholders benefit under this arrangement as the net expenses of the Funds do not include such service provider fees. For the period ended March 31, 2003, the Prudent Bear Fund's expenses were reduced by $69,284 by utilizing directed brokerage credits resulting in an expense ratio of 1.83% and 2.58% being charged to Prudent Bear Fund No Load shareholders and Class C shareholders, respectively. In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp fees in the Statement of Operations.

6.   FUTURES CONTRACTS

     At March 31, 2003, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized depreciation of $(965,375) is included in the net unrealized appreciation/depreciation section of the accompanying financial statements. The terms of the open contracts are as follows:

     Number of Contracts     Underlying Instrument      Market Value of Underlying Instrument     Unrealized Depreciation
     -------------------     ---------------------      -------------------------------------     -----------------------
            (195)            S&P 500 Index Futures                  $(41,291,250)                        $(965,375)
                             June 2003

7.   OPTION CONTRACTS WRITTEN

     The premium amount and the number of option contracts written for the Prudent Bear Fund during the period ended March 31, 2003, were as follows:

                                            Premium Amount  Number of Contracts
                                            --------------  -------------------
  Options outstanding at September 30, 2002    $      --              --
  Options written                                368,015           5,400
  Options closed                                (155,876)           (300)
  Options exercised                                   --              --
  Options expired                               (212,139)         (5,100)
                                               ---------          ------
  Options outstanding at March 31, 2003        $      --              --
                                               ---------          ------
                                               ---------          ------

8.   TRANSACTIONS WITH AFFILIATES

     The following companies are affiliated with the Prudent Bear Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2002 through March 31, 2003. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940:

                                        SHARE                                         SHARE
                                     BALANCE AT                                     BALANCE AT                      REALIZED
                                     OCTOBER 1,                                     MARCH 31,                        GAINS
SECURITY NAME                           2002         PURCHASES        SALES            2003         DIVIDENDS       (LOSSES)
-------------                        ----------      ---------        -----         ----------      ---------       --------
Alamos Gold Inc.                      2,533,334      3,266,668      3,866,668        1,933,334          --               --
Aura Systems, Inc.                   22,604,200             --             --       22,604,200          --               --
Banro Corporation                       883,600             --             --          883,600          --               --
Canarc Resource Corp.                 5,362,000      4,140,000             --        9,502,000          --               --
Candente Resource Corp.               2,605,700      1,952,850             --        4,558,550          --               --
Cardero Resource Corp.                       --      2,460,500             --        2,460,500          --               --
Cardima, Inc.                         5,014,264             --             --        5,014,264          --               --
Chesapeake Gold Corp.                 1,502,200             --             --        1,502,200          --               --
Desert Sun Mining Corp.                      --      2,500,000             --        2,500,000          --               --
Dundee Precious Metals, Inc.             73,700             --             --           73,700          --               --
Dynatec Corporation                   8,378,800        368,000      1,544,000        7,202,800          --         $309,322
Franklin Lake Resources Inc.                 --        857,143             --          857,143          --               --
Golden Goliath Resources Ltd.           800,000      1,388,888             --        2,188,888          --               --
Goldrea Resources Corp.                      --        800,000             --          800,000          --               --
IMA Exploration Inc.                  2,391,137        818,500             --        3,209,637          --               --
International KRL
  Resources Corp.                            --      1,300,000             --        1,300,000          --               --
International Uranium
  Corporation                         3,315,000             --             --        3,315,000          --               --
IRIDEX Corporation                      389,741         32,800             --          422,541          --               --
KleenAir Systems, Inc.                2,686,500        454,545             --        3,141,045          --               --
Madison Enterprises Corp.             3,500,000      2,000,000             --        5,500,000          --               --
Maximus Ventures Ltd.                        --        600,000             --          600,000          --               --
Metallica Resources, Inc.                    --      1,900,000             --        1,900,000          --               --
Metalline Mining Co. Inc.               700,000         66,667             --          766,667          --               --
Nevada Pacific Gold Ltd.              2,001,000        500,000        219,500        2,281,500          --           21,285
Northern Orion
  Explorations Ltd.                          --     14,364,500             --       14,364,500          --               --
Orezone Resources Inc.                5,669,450      3,006,000             --        8,675,450          --               --
Pelangio Mines Inc.                   5,042,500             --             --        5,042,500          --               --
Pillar Resources Inc.                        --      1,000,000             --        1,000,000          --               --
Platinum Group Metals Ltd.            1,514,500      1,070,500             --        2,585,000          --               --
Radius Explorations Ltd.                     --      1,500,000             --        1,500,000          --               --
Redstar Gold Corp.                    1,000,000             --             --        1,000,000          --               --
Rimfire Minerals Corporation          1,220,000             --             --        1,220,000          --               --
Ross River Minerals Inc.                625,000             --             --          625,000          --               --
St. Jude Resources Ltd.                      --      1,666,667             --        1,666,667          --               --
Sultan Minerals Inc.                  2,333,333             --             --        2,333,333          --               --
Tumi Resources Limited                       --        500,000             --          500,000          --               --
Tyhee Development Corp.                 650,000        650,000             --        1,300,000          --               --
Western Silver Corporation            2,432,800         69,200             --        2,502,000          --               --
                                                                                                      ----         --------
                                                                                                        --         $330,607
                                                                                                      ----         --------
                                                                                                      ----         --------

9.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear No Load shares and Prudent Safe Harbor Fund and up to 1.00% for the Prudent Bear Class C shares. The currently approved rate for the Prudent Bear No Load shares and the Prudent Safe Harbor Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $628,145 for the No Load Shares and $40,314 for the Class C Shares pursuant to the Plans for the period ended March 31, 2003. The Prudent Safe Harbor Fund incurred $276,145 pursuant to the Plan for the period ended March 31, 2003.

10.  SUBSEQUENT EVENT

     Effective May 30, 2003, the Prudent Safe Harbor Fund filed to change its name to the Prudent Global Income Fund.

PRUDENT BEAR FUNDS, INC.

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, INC.
   8140 WALNUT HILL LANE, SUITE 300
   DALLAS, TEXAS  75231
   HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
   U.S. BANCORP FUND SERVICES, LLC
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201
   1-800-711-1848

CUSTODIAN
   U.S. BANK, N.A.
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201

INDEPENDENT ACCOUNTANTS
   PRICEWATERHOUSECOOPERS LLP
   MILWAUKEE, WISCONSIN

LEGAL COUNSEL
   FOLEY & LARDNER
   MILWAUKEE, WISCONSIN